As filed with the U.S. Securities and Exchange Commission on December 28, 2006

Securities Act File No. 33-75644

Investment Company Act File No. 811-8372

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

  Post-Effective Amendment No. 32

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 32

(Check appropriate box or boxes.)

Legg Mason Partners Variable Portfolios III, Inc.

(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, New York 10004

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Adjustable Rate Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Adjustable Rate Income Portfolio

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance	2

More on the fund’s investments and related risks	7

Management	9

Share transactions	13

Share price	15

Dividends, distributions and taxes	16

Financial highlights	17

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable Adjustable Rate Income Portfolio was named SB Adjustable Rate Income Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

The fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Principal investment strategies

Key investments

The fund normally invests at least 80% of the value of its net assets in adjustable rate securities or other investments with similar economic characteristics. The fund may also invest up to 20% of its net assets in fixed rate debt securities. The fund is also permitted to invest up to 20% of its net assets, including any borrowings, in investments that are rated below investment grade or, if unrated, deemed to be of comparable credit quality by the fund’s sub-adviser.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 7-8.

The securities in which the fund may invest include U.S. government securities, corporate debt securities, privately issued mortgage backed securities, asset backed securities, collateralized mortgage obligations (“CMOs”), mortgage-related derivative securities, including government stripped mortgage backed securities (“SMBS”) and bank loan instruments (including those rated below investment grade). Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In the privately issued asset backed securities in which the fund may invest may represent interests in various types of underlying receivables such as home equity loans and automobile and credit card receivables.

Unlike fixed rate securities, the interest rates of the fund’s adjustable rate mortgage and asset backed securities are periodically readjusted to reflect current changes in interest rates. Readjustments typically occur between one and 36 months. Therefore, the fund’s net asset value generally will not rise or fall inversely to changes in market interest rates as sharply as it would if the fund invested primarily in fixed rate securities.

The fund may, from time to time, borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements. The fund may borrow up to 33 1/3% of the value of its total assets.

Credit quality

The fund invests in U.S. government securities and securities rated at the time of purchase in the two highest long-term rating categories by a nationally recognized statistical rating organization or rated below investment grade. Securities rated below investment grade are commonly referred to as “junk bonds.” The fund may invest up to 20% of its assets in securities that are unrated but determined to be of comparable credit quality by the fund’s sub-adviser.

Duration

The fund will normally maintain an average effective duration of between six months and one year. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

2         Legg Mason Partners Mutual Funds

Selection process

The fund’s portfolio managers seek to achieve low volatility of net asset value by diversifying the fund’s assets among investments the portfolio managers believe will, in the aggregate, be resistant to significant fluctuations in market value. The portfolio managers evaluate the attractiveness of different sectors of the bond market and value individual securities within those sectors relative to other available securities.

In selecting individual securities for the fund’s portfolio, the portfolio managers take into account various factors that may affect the fund’s volatility, including:

■	Remaining time to the security’s next interest rate reset date
■	The security’s payment characteristics
■	The security’s impact on the dollar weighted average life of the fund’s portfolio

Principal risks of investing in the fund

Investing in U.S. government and other adjustable rate securities can provide benefits, but it may also involve risks. Investors could lose money in the fund or the fund may not perform as well as other investments if any of the following occurs:

■	The rate of prepayment of principal on mortgages or other obligations underlying securities in the fund’s portfolio increases during periods of decreasing interest rates. Borrowers then tend to prepay as they refinance their mortgages or other obligations at lower rates. The portfolio managers will generally be unable to reinvest the prepayment proceeds at similar rates of return to those anticipated for the securities whose obligations have been prepaid. This is known as prepayment risk.
■	The obligors on a mortgage or other obligation underlying a privately issued security in the fund’s portfolio default on their obligation to pay principal or interest, or the security’s credit rating is downgraded by a rating organization or is perceived by the market to be less creditworthy.
■	Interest rates go down, since the adjustable nature of the fund’s investments makes it difficult to “lock in” a favorable rate of return in a declining interest rate environment.
■	During a period of rapidly rising interest rates, the changes in the coupon rates of the fund’s adjustable rate securities temporarily lag behind changes in market rates. You could suffer loss of principal if you sell shares of the fund before interest rates on mortgages underlying the fund’s securities are adjusted to reflect current market rates.
■	Interest rates increase, causing the value of the fund’s fixed income securities to decline, which would reduce the value of the fund’s portfolio.
■	The portfolio managers’ judgment about interest rates or the attractiveness, value or income potential of a particular security proves to be incorrect.
■	Debt securities rated below investment grade, or “junk bonds,” are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
■	In a loan participation, the fund assumes the credit risk of both the borrower and the lender, and the fund could lose money in the event of a default. Below investment grade loans have a higher risk of default. Loan participations or assignments may be difficult to value and dispose of, particularly if the fund invests in below investment grade loans.

The yield to maturity of an interest only (“IO”) class of SMBS is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets,

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and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs.

The fund may employ leverage (i.e., borrow money), which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return.

Asset backed securities are newer instruments than mortgage backed securities and may be subject to a greater risk of default during periods of economic downturn. Asset backed securities may be less liquid than mortgage backed securities.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, this guarantee does not apply to losses resulting from declines in the market value of these securities.

Indebtedness of certain enterprises sponsored by the U.S. government whose securities may be held by the fund, including the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not backed by the full faith and credit of the U.S. government and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Shareholder Notice

The following policy is subject to change only upon 60 days’ prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets in adjustable rate securities or other investments with similar economic characteristics.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s shares for each of the full calendar years since its inception.

4         Legg Mason Partners

Total Return

Quarterly returns:

Highest: 0.75% in 4th quarter 2005; Lowest: (0.30)% in 2nd quarter 2004

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Citigroup 6-Month U.S. Treasury Bill Index. The Citigroup 6-Month U.S. Treasury Bill Index is an unmanaged index which consists of one six-month United States Treasury Bill whose return is tracked. An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	Since Inception	Inception Date
Fund	%	%	9/12/03

Citigroup 6-Month U.S. Treasury Bill Index*	%	%	9/30/03

*	Index comparison begins on 9/30/03.

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included, would increase the overall fees and expenses. Your actual fees and expenses will be higher than shown.

Legg Mason Partners Variable Portfolios III, Inc.         5

Fee table

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)
Management fees(1)	0.55%

Distribution and service (12b-1) fees	%

Other expenses	%

Total annual fund operating expenses	%

Expense Reimbursement(2)%

Net Annual Operating Expenses(2)%

(1)	Effective November 1, 2005, the management fee payable by the fund was reduced from 0.60% to 0.55% on average daily net assets up to $1 billion and is calculated as follows: 0.55% on assets up to and including $1 billion; 0.525% on the next $1 billion; 0.50% on the next $3 billion; 0.475% on the next $5 billion; and 0.45% on assets over $10 billion. “Management fees” in the table have been restated to show the new management fee.

(2)	The prospectus will be dated 2/07, which is the end of the contractual waiver period.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (including one year of capped expenses in each period) remain the same
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

As an investor in the fund, you will incur various operating costs, including management expenses. You will also incur fees associated with the insurance contracts you purchase. The fee table and expense example do not include fees from the insurance contracts. If the fee table and expense example included these fees, the figures shown would be higher. Detailed information about the cost of investing in this fund is presented in the accompanying contract prospectus through which the fund’s shares are offered to you.

6         Legg Mason Partners

More on the fund’s investments and related risks

Additional investments and investment techniques

The section entitled “Investments, risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as interest rate futures contracts, options on securities and securities indices and options on these futures to hedge against the economic impact of adverse changes in the market value of its securities because of changes in interest rates.

The fund may enter into interest rate transactions primarily to hedge its portfolio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Foreign investments

The fund may invest up to 10% of its total assets in U.S. dollar denominated securities of foreign issuers, including mortgage backed securities and asset backed securities issued by foreign entities.

The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Legg Mason Partners Variable Portfolios III, Inc.         7

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

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Management

The manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

Western Asset, established in 1971, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $512 billion as of June 30, 2006. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $            billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fiscal year ended October 31, 2006 the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a Rule 12b-1 distribution plan that allows it to pay distribution and service fees for the sale and distribution of shares and for services provided to shareholders. The plan permits the fund to pay the fund’s distributors an annual fee, not to exceed 0.25% of the average daily net assets of the fund’s shares. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may

Legg Mason Partners Variable Portfolios III, Inc.         9

also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The portfolio managers

The table below sets forth the names and business experience of the fund’s portfolio managers.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Adjustable Rate Income Portfolio	S. Kenneth Leech Since 2006	Investment Officer of LMPFA since 2006 and Chief Investment Officer of Western Asset, a subsidiary of Legg Mason, since 1998.

	Stephen A. Walsh Since 2006	Investment Officer of LMPFA since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

	Ronald D. Mass Since 2006	Investment Officer of LMPFA since 2006 and a portfolio manager for Western Asset since 1991.

	Mark Lindbloom Since 2006	Investment Officer of LMPFA since 2006 and portfolio manager for Western Asset since 2006. Prior to 2006, a Managing Director for Salomon Brothers Asset Management Inc. since 1986.

	Theresa Veres Since fund inception	Investment Officer of LMPFA since 1997 and a portfolio manager for Western Asset since 2006. Prior to 2006, a portfolio manager for Salomon Brothers Asset Management Inc since 1997.

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation duration weighting and term structure decisions.

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The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that

Legg Mason Partners Variable Portfolios III, Inc.         11

the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately

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reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

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Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Partners Variable Portfolios III, Inc.         15

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. Each agency or instrumentality of the U.S. government is considered a separate issuer for purposes of these diversification requirements. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

16         Legg Mason Partners

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund since inception. The information in the following table is derived from the fund’s financial statements, which have been audited by, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout the year ended October 31.

Legg Mason Partners Variable Adjustable Rate Income Portfolio	2006	2005	2004	2003(1)
Net Asset Value, Beginning of Year		$10.10	$10.01	$10.00

Income (Loss) From Operations:
Net investment income		0.24	0.09	0.01
Net realized and unrealized gain (loss)		(0.05)	0.03	—

Total Income From Operations		0.19	0.12	0.01

Less Distributions From:
Net investment income		(0.11)	(0.03)	—

Total Distributions		(0.11)	(0.03)	—

Net Asset Value, End of Year		$10.18	$10.10	$10.01

Total Return(2)		1.87%	1.24%	0.10%

Net Assets, End of Year (millions)		$38	$24	$11

Ratios to Average Net Assets:
Gross expenses		1.13%	1.31%	4.72	%(3)
Net expenses(4)		0.98	1.00	1.00	(3)
Net investment income		2.49	1.19	0.87	(3)

Portfolio Turnover Rate		12%	68%	3%

(1)	For the period September 12, 2003 (commencement of operations) to October 31, 2003.

(2)	Performance figures may reflect voluntary or contractual fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary or contractual fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	Citigroup Global Markets Inc., a distributor of the fund, has voluntarily waived 0.15% of 12b-1 distribution plan fees for the years ended October 31, 2005 and 2004 and the period ended October 31, 2003. This waiver is voluntary and may be discontinued at any time by the distributor. In addition, Smith Barney Fund Management LLC, the fund’s investment manager, has contractually agreed to an expense limitation of 1.00%.

Legg Mason Partners Variable Portfolios III, Inc.         17

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This Prospectus should be read together with the prospectus for those contracts.

(Investment Company Act

file no. 811-08372)

          2/07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Adjustable Rate Income Portfolio

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Legg Mason Partners Variable Portfolios III, Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

EXPERIENCE

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Aggressive Growth Portfolio

Class I

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Aggressive Growth Portfolio Class I

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	8

Share transactions	11

Share price	13

Dividends, distributions and taxes	15

Financial highlights	16

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable Aggressive Growth Portfolio was named Smith Barney Aggressive Growth Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

The fund seeks capital appreciation.

Principal investment strategies

Key investments

The fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the fund’s assets may be invested in the securities of such companies.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

The portfolio manager emphasizes individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio manager focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the fund acquires their stocks.

When evaluating an individual stock, the portfolio manager considers whether the company may benefit from:

■	New technologies, products or services
■	New cost reduction measures
■	Changes in management, or
■	Favorable changes in government regulations

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Stock prices decline generally.
■	Small or medium capitalization companies fall out of favor with investors.
■	The portfolio manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.
■	A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company’s stock.
■	Adverse governmental action or political, economic or market instability occurs in a foreign country.
■	Key economic trends become materially unfavorable.

2         Legg Mason Partners Mutual Funds

Compared to large capitalization companies, the securities of small and medium capitalization companies are more likely to:

■	Have more volatile share prices
■	Have more limited product lines
■	Have fewer capital resources
■	Have more limited management depth
■	Experience sharper swings in market prices
■	Be harder to sell at times and prices the manager believes appropriate
■	Offer greater potential for gains and losses

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s non-designated class of shares performance from year to year. (The non-designated class of shares will be redesignated as “Class I” shares on or about May 1, 2007 and are referred to in this prospectus as Class I shares).

Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s Class I shares for each of the full calendar years since its inception.

Total Return

Quarterly returns:

Highest: 18.02% in 2nd quarter 2001; Lowest: (26.38)% in 2nd quarter 2002

Comparative performance

This table indicates the risk of investing in Class I shares of the fund by comparing the average annual total return for the periods shown to that of the Russell 3000 Growth

Legg Mason Partners Variable Portfolios III, Inc.         3

Index. The Russell 3000 Growth Index is comprised of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of shares at the end of the period, and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 year	5 year	Since Inception	Inception Date
Fund	%	%	%	11/1/99

Russell 3000 Growth Index	%	%	%	*

*	Index comparison begins on 11/1/99.

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in Class I shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included would increase the overall fees and expenses. Your actual fees and expenses will be higher than those shown.

Fee table

Shareholder Fees

(paid directly into your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees*	0.75%

Distribution and service (12b-1) fees	None

Other expenses		%

Total annual fund operating expenses(1)%

*	Effective November 1, 2005, the management fee payable by the fund is as follows: 0.75% on assets up to and including $1 billion; 0.725% on assets in excess of $1 billion and up to including $2 billion; 0.70% on assets in excess of $2 billion and up to and including $5 billion; 0.675% on assets in excess of $5 billion and up to and including $10 billion; and 0.65% on assets in excess of $10 billion. “Management Fees” in the table have been restated to show the new management fee.

(1)	As a result of voluntary expense limitation the expense ratio will not exceed 1.00%.

Example

This example helps you compare the cost of investing in Class I shares of the fund with other mutual funds. Your actual cost may be higher or lower. This example helps you

4         Legg Mason Partners

compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class A (with or without redemption)	$	$	$	$

Legg Mason Partners Variable Portfolios III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The section “Investments, risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Foreign investments

The fund may invest in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issues and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type

6         Legg Mason Partners

of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

Legg Mason Partners Variable Portfolios III, Inc.         7

Management

The manager

LMPFA is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund.

ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $            billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.

The manager, or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager, or its affiliates may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The Fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

8         Legg Mason Partners

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Aggressive Growth Portfolio	Richard A. Freeman (since inception) 399 Park Avenue New York, New York 10022	Managing Director of ClearBridge; Investment Officer of certain other mutual funds associated with ClearBridge

Richard A. Freeman has been responsible for the day-to-day management of the fund’s portfolio since its inception in 1999. Mr. Freeman has more than 29 years of securities business experience, 21 years of which has been with the manager or its predecessors.

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager, and has more detailed information about the manager.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholders account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or reck -

Legg Mason Partners Variable Portfolios III, Inc.         9

lessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10         Legg Mason Partners

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the

Legg Mason Partners Variable Portfolios III, Inc.         11

value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

12         Legg Mason Partners

Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization issuers — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Legg Mason Partners Variable Portfolios III, Inc.         13

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

14         Legg Mason Partners

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and assets diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its variable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative assets diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Legg Mason Partners Variable Portfolios III, Inc.         15

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund; Class I shares for the past five years. The information in the following table has been derived from the financial statements, which have been audited by, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single Class I share. Total returns represent the rate that a shareholder would have earned (or lost) on a Class I share of the fund assuming reinvestment of all dividends and distributions.

For a Class I share of capital stock outstanding throughout each year ended October 31.

Legg Mason Partners Variable Aggressive Growth Portfolio

	2006	2005(1)	2004	2003	2002
Net asset value, beginning of year		$12.24	$11.43	$9.09	$12.32

Income (loss) from operations:
Net investment loss		(0.04)	(0.05)	(0.04)	(0.05)
Net realized and unrealized gain (loss)		2.11	0.86	2.38	(3.18)

Total income (loss) from operations		2.07	0.81	2.34	(3.23)

Less distributions from:
Net realized gain		(0.05)	—	—	—

Total distributions		(0.05)	—	—	—

Net asset value, end of year		$14.26	$12.24	$11.43	$9.09

Total return(2)		16.94%	7.09%	25.74%	(26.22)%

Net assets, end of year (000s)		$1,079	$920	$624	$415

Ratios to average net assets:
Gross expenses		0.82%	0.82%	0.82%	0.83%
Net expenses(3)		0.82	0.82 (4)	0.82	0.83
Net investment loss		(0.27)	(0.44)	(0.49)	(0.50)

Portfolio turnover rate		0%	4%	0%	9%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

(4)	The investment manager voluntarily waived a portion of its fees.

16         Legg Mason Partners

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act file no. 811-08372)

L-           2/07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Aggressive Growth Portfolio Class I

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Portfolios III, Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F Street, N.E., in Washington, D.C. 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable High Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable High Income Portfolio

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	9

Share transactions	13

Share price	15

Dividends, distributions and taxes	16

Financial highlights	17

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable High Income Portfolio was named Smith Barney High Income Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objectives

Primary: High current income

Secondary: Capital appreciation

Principal investment strategies

Key investments

The fund will invest, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics.

Credit Quality:

The fund invests primarily in below investment grade securities, but may not invest more than 20% of its assets in securities rated lower than B by Moody’s Investors Services, Inc. or the equivalent by Standard & Poor’s Division of The McGraw-Hill Companies, Inc., or unrated securities of comparable quality. Below investment grade securities are commonly known as “junk bonds.”

Duration:

Although the fund may invest in securities of any maturity, under current market conditions, the fund intends to maintain an average effective portfolio duration of between three and four years.

Additional investments

Up to 20% of the fund’s net assets, plus any borrowings for investment purposes, may be invested in common stock or common stock equivalents, including convertible securities, options, warrants and rights. For information on the fund’s additional investments and related risks, please read pages 6-8.

Selection process

In selecting securities, the portfolio managers consider and compare the relative yields of various types of obligations. The portfolio managers seek to maximize current income by generally purchasing securities of lower credit quality, but offering higher current yield. In selecting securities for the fund, the portfolio managers employ a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The portfolio managers allocate the fund’s investment across a broad range of issues and industries, which can help to reduce risk.

The portfolio managers focus on:

■	Companies meeting strict credit criteria
■	Companies with an established history of generating cash flows
■	Stable companies as opposed to turnaround situation

2         Legg Mason Partners Mutual Funds

The portfolio managers select individual debt securities by comparing yield, maturity, issue classification and quality characteristics. Investments in these companies may increase the fund’s potential for capital appreciation and reduce the fund’s credit risk exposure.

The portfolio managers also employ an active sell strategy to dispose of securities that no longer meet the portfolio managers’ investment criteria to harvest gains for reinvestment in new securities exhibiting characteristics as described above.

Principal risks of investing in the fund

While investing in high yield securities can bring benefits, it may also involve risks. Investors could lose money in the fund, or the fund’s may not perform as well as other investments, if any of the following occurs:

■	The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.
■	Interest rates go up, causing the prices of debt securities in the fund to fall.
■	As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
■	As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
■	The portfolio managers’ judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

Shareholder notice

The following policy is subject to change only upon 60 days’ prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets, plus any borrowings for investment purposes in high-yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics.

Legg Mason Partners Variable Portfolios III, Inc.         3

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s shares for each of the last ten calendar years.

Total Return

Quarterly returns:

Highest: 9.85% in 2nd quarter 2003; Lowest: (6.57)% in 3rd quarter 2001.

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Citigroup High Yield Market Index, which captures the performance of below investment grade debt issues by corporations domiciled in the U.S. or Canada. The Citigroup High Yield Market Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Risk return table

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	One Year	Five Years	Ten Years
Fund	%	%	%

Citigroup High Yield Market Index	%	%	%

4         Legg Mason Partners Mutual Funds

Fees and expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included, would increase the overall fees and expenses. Your actual fees and expenses will be higher than shown.

Fee table

Shareholder Fees

(paid directly into your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees	0.60%

Distribution and service (12b-1) fees	None

Other expenses	%

Total annual fund operating expenses	%

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class A (with or without redemption)	$	$	$	$

Legg Mason Partners Variable Portfolios III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The section entitled “Investments, risks and performance” describes the fund’s investment objectives and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Although the fund invests primarily in high yield securities, the fund may also invest up to 20% of its assets in common stock and common stock equivalents, including convertible securities, options, warrants and rights. The fund may invest up to 20% of its assets in foreign currency denominated securities and without limit in U.S. dollar denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Fixed income investments

Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and

6         Legg Mason Partners Mutual Funds

represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Credit quality

If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts.

Investment grade securities

Securities are investment grade if:

■	They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
■	They have received a comparable short-term or other rating.
■	They are unrated securities that the manager believes are of comparable quality to investment grade securities.

High yield, lower quality securities

The fund invests primarily in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.

Foreign investments

The fund may invest in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

Legg Mason Partners Variable Portfolios III, Inc.         7

■	As a substitute for buying or selling securities
■	To enhance the fund’s return
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

8         Legg Mason Partners Mutual Funds

Management

The manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $             billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to __% of the fund’s average daily net assets. The manager received management fees equal to 0.60% of the fund’s average daily net assets.

A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended August 31, 2006.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Legg Mason Partners Variable Portfolios III, Inc.         9

The portfolio managers

The table below sets forth the name and business experience of the fund’s portfolio managers.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable High Income Portfolio	S. Kenneth Leech Since 2006	Investment Officer of LMPFA since 2006 and Chief Investment Officer of Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason since 1998.

	Stephen A. Walsh Since 2006	Investment Officer of LMPFA since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

	Michael C. Buchanan Since 2006	Investment Officer of LMPFA since 2006 and portfolio manager for Western Asset since 2005. Prior to joining Western Asset, Mr. Buchanan was a managing director and head of U.S. credit products at Credit Suisse Asset Management, LLC from 2003 to 2005; Executive Vice President and portfolio manager of Janus Capital Management in 2003; and a managing director and head of high yield trading at BlackRock Financial Management from 1998 to 2003.

	Ian R. Edmonds Since 2006	Investment Officer of LMPFA since 2006 and portfolio manager for Western Asset since 1994.

	Timothy J. Settel 2006	Investment Officer of LMPFA since 2006 and portfolio manager for Western Asset since 2001.

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager.

10         Legg Mason Partners Mutual Funds

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the

Legg Mason Partners Variable Portfolios III, Inc.         11

suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

12         Legg Mason Partners Mutual Funds

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Legg Mason Partners Variable Portfolios III, Inc.         13

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

14         Legg Mason Partners Mutual Funds

Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund invests in high yield debt securities — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Legg Mason Partners Variable Portfolios III, Inc.         15

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

16         Legg Mason Partners Mutual Funds

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Legg Mason Partners Variable Portfolios III, Inc.         17

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the fund’s financial statements, which have been audited by                     , an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

Smith Barney High Income Portfolio

Legg Mason Partners Variable High Income Portfolio	2006	2005		2004		2003	2002
Net asset value, beginning of year		$8.02		$7.67		$6.65	$8.32

Income (loss) from operations:
Net investment income		0.58		0.58		0.63	0.82	(1)
Net realized and unrealized gain (loss)		(0.33)		0.32		1.28	(1.44	)(1)

Total income (loss) from operations		0.25		0.90		1.91	(0.62)

Less distributions from:
Net investment income		(0.66)		(0.55)		(0.89)	(1.05)

Total distributions		(0.66)		(0.55)		(0.89)	(1.05)

Net asset value, end of year		$7.61		$8.02		$7.67	$6.65

Total return(2)		3.14	%(3)	12.33%		31.70%	(7.39)%

Net assets, end of year (millions)		$287		$279		$237	$155

Ratios to average net assets:
Expenses		0.66%		0.66	%(4)	0.69%	0.69%
Net investment income		7.31		7.93		9.53	10.39	(1)

Portfolio turnover rate		20%		33%		36%	78%

(1)	Effective November 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 10.48%. In addition, the impact of this change to net investment income and net unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	The investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. The total return did not change due to this reimbursement.

(4)	The investment manager voluntarily waived a portion of its fees. The actual expense ratio did not change due to this waiver.

18         Legg Mason Partners Mutual Funds

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act file no. 811-08372)

L-         2/07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable High Income Portfolio

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Portfolios III, Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F Street, N.E., Washington, D.C 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable International All Cap Growth Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable International All Cap Growth Portfolio

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	9

Share transactions	12

Share price	14

Dividends, distributions and taxes	16

Financial highlights	17

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable International All Cap Growth Portfolio was named Smith Barney International All Cap Growth Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

Total return on its assets from growth of capital and income.

Principal investment strategies

Key investments

The fund invests primarily in equity securities of foreign companies. The fund, under normal market conditions, invests at least 80% of the value of its net assets in a diversified portfolio of equity securities and may invest up to 20% of the value of its net assets in bonds, notes and debt securities. The fund invests at least 80% of its assets in companies organized or governments located in any area of the world other than the United States. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-8.

Selection process

The portfolio manager emphasizes individual security selection while diversifying the fund’s investments across regions and countries, which can help to reduce risk. While the portfolio manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the portfolio manager’s assessment of overseas potential for long-term growth, the fund’s emphasis among foreign markets and types of issuers may vary.

In selecting individual companies for investment, the portfolio manager looks for:

■	Above-average earnings growth
■	High relative return on invested capital
■	Experienced and effective management
■	Competitive advantages
■	Strong financial condition
■	The range of individual investment opportunities

By spreading the fund’s investments across many international markets, the portfolio manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the United States.

In allocating assets among countries and regions, the economic and political factors that the portfolio manager evaluates include:

■	Low or decelerating inflation which creates a favorable environment for securities markets
■	Stable government with policies that encourage economic growth, equity investment and development of securities markets
■	Currency stability

2         Legg Mason Partners Mutual Funds

Principal risks of investing in the fund

While investing in foreign securities can bring benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Foreign stock prices decline.
■	Adverse governmental action or political, economic or market instability occurs in a foreign country.
■	The currency in which a security is priced declines in value relative to the U.S. dollar.
■	The portfolio manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s shares for each of the last ten calendar years.

Total Return

Quarterly returns:

Highest: 47.43% in 4th quarter 1999; Lowest: (21.79)% in 1st quarter 2001.

Legg Mason Partners Variable Portfolios III, Inc.         3

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Growth Index (“MSCI EAFE Growth Index”), a market capitalization-weighted index that measures the performance of the leading growth stocks in 21 developed countries outside of North America. (The 21 countries are Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan and Singapore.) An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Fund	%	%	%

MSCI EAFE Growth Index*	%	%	%

*	The MSCI EAFE Growth Index is unmanaged and is not subject to the same management fees and expenses as a mutual fund.

Fees and expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included, would increase the overall fees and expenses. Your actual fees and expenses will be higher than shown.

Fee table

Shareholder Fees

(paid directly into your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees*	0.85%

Distribution and service (12b-1) fees	None

Other expenses	%

Total annual fund operating expenses	%

*	The fund has a fee schedule (which became effective November 1, 2005) that reduces the management fee payable by the fund on its average daily net assets in excess of $1 billion as follows: 0.85% on assets up to and including $1 billion; 0.825% on assets in excess of $1 billion and up to including $2 billion; 0.80% on assets in excess of $2 billion and up to and including $5 billion; 0.775% on assets in excess of $5 billion and up to and including $10 billion; and 0.75% on assets in excess of $10 billion.

4         Legg Mason Partners

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class A (with or without redemption)	$	$	$	$

Legg Mason Partners Variable Portfolios III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The section entitled “Investments, risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

The fund may invest up to 20% of its assets in bonds, notes and debt securities (consisting of securities issued in the Euro currency markets or obligations of the United States or foreign governments and their political subdivisions).

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Fixed income investments

Subject to its particular investment policies, the fund may, to a limited extent, invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Foreign and emerging market investments

The fund invests primarily in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic

6         Legg Mason Partners

instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	To enhance the fund’s return
■	As a cash flow management technique

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Legg Mason Partners Variable Portfolios III, Inc.         7

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

8         Legg Mason Partners

Management

The manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $            billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Legg Mason Partners Variable Portfolios III, Inc.         9

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable International All Cap Growth Portfolio	Jeffrey Russell (since inception) 399 Park Avenue New York, New York 10022	Managing Director of ClearBridge; Investment Officer of certain mutual funds associated with ClearBridge

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager, and has more detailed information about the manager.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to

10         Legg Mason Partners

continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Portfolios III, Inc.         11

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

12         Legg Mason Partners

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Legg Mason Partners Variable Portfolios III, Inc.         13

Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund invests in securities of emerging market issuers — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain per -

14         Legg Mason Partners

centage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Partners Variable Portfolios III, Inc.         15

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

16         Legg Mason Partners

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the fund’s financial statements, which have been audited by                     , an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31:

Legg Mason Partners Variable International All Cap Growth Portfolio

	2006	2005	2004(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year		$11.77	$10.43	$8.78	$11.18

Income (Loss) From Operations:
Net investment income		0.13	0.07	0.10	0.04
Net realized and unrealized gain (loss)		1.77	1.37	1.60	(2.39)

Total Income (Loss) From Operations		1.90	1.44	1.70	(2.35)

Less Distributions From:
Net investment income		(0.11)	(0.10)	(0.05)	(0.05)

Total Distributions		(0.11)	(0.10)	(0.05)	(0.05)

Net Asset Value, End of Year		$13.56	$11.77	$10.43	$8.78

Total Return(2)		16.21%	13.90%	19.45%	(20.97)%

Net Assets, End of Year (000s)		$160,377	$159,722	$179,671	$170,067

Ratios to Average Net Assets:
Gross expenses		1.00%	1.01%	0.99%	1.00%
Net expenses(3)		1.00	1.01 (4)	0.99	1.00
Net investment income		0.98	0.67	1.07	0.42

Portfolio Turnover Rate		16%	21%	45%	27%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.50%.

(4)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Variable Portfolios III, Inc.         17

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act file no. 811-08372)

            /07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable International All Cap Growth Portfolio

Additional Information

The fund’s website does not make available its SAI and shareholders reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Portfolios III, Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F Street, N.E., in Washington, D.C. 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Large Cap Growth Portfolio

Class I

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Large Cap Growth Portfolio

Class I

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	8

Share transactions	11

Share price	13

Dividends, distributions and taxes	14

Financial highlights	15

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable Large Cap Growth Portfolio was named Smith Barney Large Capitalization Growth Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

Long-term growth of capital.

Principal investment strategies

Key investments

The fund invests, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large market capitalization companies are currently defined as those whose market capitalizations are similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy. Up to 20% of the value of the fund’s net assets may be invested in companies with smaller market capitalizations.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

The portfolio manager emphasizes individual security selection while diversifying the fund’s investments across industries which may help to reduce risk. The portfolio manager attempts to identify established large capitalization companies with the highest growth potential. The portfolio manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio manager attempts to identify the best values available among the growth companies identified. The core holdings of the fund will be large capitalization companies that are dominant in their industries, global in scope and have a long-term history of performance. The fund has the flexibility, however, to invest up to 20% of the fund’s net assets plus any borrowings for investment purposes in companies with other market capitalizations. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume resulting in a high degree of liquidity. Companies whose capitalization falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 80% policy.

In selecting individual companies for investment, the portfolio manager looks for:

■	Favorable earnings prospects
■	Technological innovation
■	Industry dominance
■	Competitive products and services
■	Global scope
■	Long-term history of performance
■	Consistent and sustainable long-term growth in dividends and earnings per share
■	Strong cash flow
■	High return on equity
■	Strong financial condition
■	Experienced and effective management

2         Legg Mason Partners Mutual Funds

Principal risks of investing in the fund

While investing in large capitalization growth securities can bring benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	The U.S. stock market goes down.
■	Growth stocks or large capitalization stocks are temporarily out of favor.
■	The portfolio manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
■	An adverse event, such as negative press reports about a company in the fund, depresses the value of the company’s stock.
■	Key economic trends become materially unfavorable.

Shareholder notice

The following policy is subject to change only upon 60 days’ prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of companies with large market capitalizations.

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s non-designated class of shares performance from year to year. (The non-designated class of shares will be redesignated as “Class I” shares on or about May 1, 2007 and are referred to in this prospectus as Class I shares.) Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s Class I shares for each of the full calendar years since its inception.

Total Return

Quarterly returns:

Highest: 47.43% in 4th quarter 1999; Lowest: (21.79)% in 1st quarter 2001

Legg Mason Partners Variable Portfolios III, Inc.         3

Comparative performance

This table indicates the risk of investing in Class I shares of the fund by comparing the average annual total return for the periods shown to that of the Russell 1000 Growth Index, an unmanaged index considered indicative of the growth-oriented domestic stock market in general and comprised of stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of Class I shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	5 Years	Since Inception	Inception Date
Fund	%	%	%	5/1/98

Russell 1000 Growth Index	%	%	%	*

*	Index comparison begins on 5/1/98.

Fees and expenses

This table sets forth the fees and expenses you may pay if you invest in Class I shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, included would increase the overall fees and expense. Your actual fees and expenses will be higher than shown.

Fee table

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees*	0.75%

Distribution and service (12b-1) fees	None

Other expenses	%

Total annual fund operating expenses	%

*	The fund has a fee schedule (which became effective November 1, 2005) that reduces the management fee payable on assets in excess of $1 billion as follows: 0.75% on assets up to and including $1 billion; 0.725% on assets in excess of $1 billion and up to and including $2 billion; 0.70% on assets in excess of $2 billion and up to and including $5 billion; 0.675% on assets in excess of $5 billion and up to and including $10 billion; and 0.65% on assets in excess of $10 billion.

4         Legg Mason Partners

Example

This example helps you compare the cost of investing in Class I shares of the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class A (with or without redemption)	$	$	$	$

Legg Mason Partners Variable Portfolios III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The section “Investments, risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Although the fund intends to be fully invested in equity securities of growth companies, it may invest up to 20% of its total assets in money market instruments for cash management purposes.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Foreign investments

The fund may invest in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities

6         Legg Mason Partners

■	To enhance the fund’s return
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

Legg Mason Partners Variable Portfolios III, Inc.         7

Management

The manager

LMPFA is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $            billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets. A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

8         Legg Mason Partners

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Large Cap Growth Portfolio	Alan Blake (since inception) 399 Park Avenue New York, New York 10022	Managing Director of ClearBridge; Investment Officer of certain mutual funds associated with ClearBridge.

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager, and has more detailed information about the manager.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new

Legg Mason Partners Variable Portfolios III, Inc.         9

transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10         Legg Mason Partners

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does

Legg Mason Partners Variable Portfolios III, Inc.         11

not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

12         Legg Mason Partners

Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Partners Variable Portfolios III, Inc.         13

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

14         Legg Mason Partners

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the past five years. The information in the following table has been derived from the fund’s financial statements, which have been audited by                 , an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single Class I share. Total returns represent the rate that a shareholder would have earned (or lost) on a Class I share of the fund assuming reinvestment of all dividends and distributions.

For a Class I share of capital stock outstanding throughout each year ended October 31:

Legg Mason Partners Variable Large Cap Growth Portfolio

	2006	2005	2004		2003	2002
Net asset value, beginning of year		$13.15	$13.76		$9.91	$11.86

Income (loss) from operations:
Net investment income (loss)		0.06	(0.00	)(1)	0.01	0.02
Net realized and unrealized gain (loss)		1.35	(0.61)		3.86	(1.95)

Total income (loss) from operations		1.41	(0.61)		3.87	(1.93)

Less distributions from:
Net investment income		(0.05)	(0.00	)(1)	(0.02)	(0.02)
Return of capital		—	(0.00	)(1)	—	—

Total distributions		(0.05)	(0.00	)(1)	(0.02)	(0.02)

Net asset value, end of year		$14.51	$13.15		$13.76	$9.91

Total return(2)		10.74%	(4.42)%		39.16%	(16.29)%

Net assets, end of year (millions)		$378	$390		$354	$225

Ratios to average net assets:
Gross expenses		0.79%	0.78%		0.79%	0.80%
Net expenses		0.79	0.78	(3)	0.79	0.80
Net investment income (loss)		0.43	(0.02)		0.06	0.13

Portfolio turnover rate		20%	7%		16%	19%

(1)	Amount represents less than $0.01 per share.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Variable Portfolios III, Inc.         15

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act file no. 811-08372)

             /07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Large Cap Growth Portfolio

Class I

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Portfolios III, Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F Street, N.E., in Washington, D.C. 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

EXPERIENCE

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Large Cap Value Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Large Cap Value Portfolio

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	8

Share transactions	12

Share price	14

Dividends, distributions and taxes	15

Financial highlights	16

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable Large Cap Value Portfolio was named Smith Barney Large Cap Value Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

Long-term growth of capital with current income a secondary objective.

Principal investment strategies

Key investments

Under normal conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large capitalization companies are defined by the fund as those companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchased by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

The portfolio managers emphasize individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio managers focus on established large capitalization companies, seeking to identify those companies with favorable valuations and attractive growth potential. The portfolio managers employ fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the portfolio managers look for:

■	Share prices that appear to be temporarily oversold or do not reflect positive company developments.
■	Share prices that appear to undervalue the company’s assets, particularly on a sum-of-the-parts basis.
■	Special situations including corporate events, changes in management, regulatory changes or turnaround situations.
■	Company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

Principal risks of investing in the fund

While investing in large capitalization value securities can bring benefits, it may involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	U.S. stock markets decline.
■	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
■	Large capitalization stocks fall out of favor with investors.

2         Legg Mason Partners Mutual Funds

■	The portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.
■	Key economic trends become materially unfavorable.

Shareholder notice

The following policy is subject to change only upon 60 days’ prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of companies with large market capitalizations.

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s shares for each of the last ten calendar years.

Total Return

Quarterly returns:

Highest: 18.93% in 2nd quarter 2003; Lowest: (21.29)% in 3rd quarter 2002.

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500/Citigroup Value Index, an index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500 Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on a number of factors.

Legg Mason Partners Variable Portfolios III, Inc.         3

Until December 16, 2005, when Standard & Poor’s changed both the name of the index and its calculation methodology, the index was called the S&P 500/BARRA Value Index. An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Fund	%	%	%

S&P 500/Citigroup Value Index	%	%	%

Fees and expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included, would increase the overall fees and expenses. Your actual fees and expenses will be higher than shown.

Fee table

Shareholder Fees

(paid directly into your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees	0.60%

Distribution and service (12b-1) fees	None

Other expenses	%

Total annual fund operating expenses	%

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

4         Legg Mason Partners Mutual Funds

■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be
Class A (with or without redemption)	$	$	$	$

Legg Mason Partners Variable Portfolios III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The section entitled “Investments, risks and performance” describes the fund’s investment objectives and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Foreign investments

The fund may invest in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	To enhance the fund’s return
■	As a cash flow management technique

6         Legg Mason Partners Mutual Funds

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

Legg Mason Partners Variable Portfolios III, Inc.         7

Management

The manager

LMPFA is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $         billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

8         Legg Mason Partners Mutual Funds

The portfolio manager

The table below sets forth the name and business experience of the fund’s portfolio managers.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Large Cap Value Portfolio	Robert Feitler (since 2004) 399 Park Avenue New York, New York 10022 Mark McAllister (since 2003) 399 Park Avenue New York, New York 10022

Director of ClearBridge;

Investment Officer of certain mutual funds associated with ClearBridge since 2004

Managing Director of ClearBridge; Investment Officer of certain mutual funds associated with ClearBridge since 2004

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the

Legg Mason Partners Variable Portfolios III, Inc.         9

then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate

10         Legg Mason Partners Mutual Funds

submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Portfolios III, Inc.         11

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately

12         Legg Mason Partners Mutual Funds

reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Legg Mason Partners Variable Portfolios III, Inc.         13

Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

14         Legg Mason Partners Mutual Funds

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Legg Mason Partners Variable Portfolios III, Inc.         15

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the fund’s financial statements, which have been audited by an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

Legg Mason Partners Variable Large Cap Value Portfolio

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$17.09	$15.68	$13.24	$17.47

Income (loss) from operations:
Net investment income		0.30	0.26	0.28	0.32
Net realized and unrealized gain (loss)		1.45	1.41	2.49	(4.24)

Total income (loss) from operations		1.75	1.67	2.77	(3.92)

Less distributions from:
Net investment income		(0.34)	(0.26)	(0.33)	(0.31)
Net realized gain		—	—	—	—

Total distributions		(0.34)	(0.26)	(0.33)	(0.31)

Net asset value, end of year		$18.50	$17.09	$15.68	$13.24

Total return(1)		10.26%	10.69%	21.38%	(22.45)%

Net assets, end of year (millions)		$303	$333	$366	$346

Ratios to average net assets:
Gross expenses		0.65%	0.68%	0.69%	0.68%
Net expenses(2)		0.65	0.68 (3)	0.69	0.68
Net investment income		1.62	1.38	1.85	1.59

Portfolio turnover rate		44%	37%	96%	68%

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

(3)	The investment manager voluntarily waived a portion of its fees.

16         Legg Mason Partners Mutual Funds

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act file no. 811-08372)

L-         2/07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Large Cap Value Portfolio

Additional Information

The fund’s website does not make available its SAI and shareholders reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F Street, N.E., in Washington, D.C 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Mid Cap Core Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Mid Cap Core Portfolio

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	8

Share transactions	12

Share price	14

Dividends, distributions and taxes	15

Financial highlights	16

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable Mid Cap Core Portfolio was named Smith Barney Mid Cap Core Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

Long-term growth of capital.

Principal investment strategies

Key investments

The fund invests, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or investments with similar economic characteristics of medium sized companies. Medium sized companies are currently defined as those with a market capitalization of at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of mid capitalization companies for purposes of the fund’s 80% investment policy. Up to 20% of the fund’s net assets may be invested in companies with smaller or larger market capitalizations.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

The portfolio managers focus on medium capitalization companies that exhibit attractive growth characteristics. The portfolio managers select individual “growth” stocks for investment in two ways: by identifying those companies that exhibit the most favorable growth prospects and by identifying those companies that have favorable valuations relative to their growth characteristics. This strategy is commonly known as “growth at a reasonable price” and offers investors style diversification within a single mutual fund.

In selecting individual companies for investment, the portfolio managers consider:

■	Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector
■	Value characteristics, including low price/earnings ratios and other statistics indicating a security is undervalued
■	Increasing profits and sales
■	Competitive advantages that could be more fully exploited by a company
■	Skilled management committed to long-term growth
■	Potential for a long-term investment by the fund

The portfolio managers use fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The portfolio managers’ quantitative valuations determine whether and when the fund will purchase or sell the stocks it identifies through fundamental research.

2         Legg Mason Partners Mutual Funds

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	The U.S. stock market goes down, or performs poorly relative to other types of investments
■	Medium capitalization stocks fall out of favor with investors
■	The portfolio managers’ judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock proves to be incorrect
■	An adverse event, such as an unfavorable earnings report about a company in the fund, depresses the value of the company’s stock
■	Key economic trends become materially unfavorable.

Compared to large capitalization companies, the securities of medium capitalization companies are more likely to:

■	Be more susceptible to loss
■	Have more limited product lines, markets and financial resources
■	Have shorter operating histories and more erratic businesses, although they generally have more established businesses
■	Have more volatile stock

Shareholder notice

The following policy is subject to change only upon 60 days’ prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of medium sized companies.

Legg Mason Partners Variable Portfolios III, Inc.         3

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s shares for each of the full calendar years since its inception.

Total Return

Quarterly returns:

Highest: 20.49% in 4th quarter 2001; Lowest: (20.54)% in 3rd quarter 2001

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P Mid Cap Index (the “S&P MidCap Index”), a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of shares at the end of the period, and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	5 Year	Since Inception	Inception Date
Fund	%	%	%	11/1/99

S&P MidCap Index	%	%	%	*

*	Index comparison begins on 11/1/99.

4         Legg Mason Partners Mutual Funds

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included, would increase the overall fees and expenses. Your actual fees and expenses will be higher than those shown.

Fee table

Shareholder Fees

(paid directly into your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees	0.75%

Distribution and service (12b-1) fees	None

Other expenses	%

Total annual fund operating expenses	%

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class A (with or without redemption)	$	$	$	$

Legg Mason Partners Variable Portfolios III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The section entitled “Investments, risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

The fund may invest up to 20% of its assets in equity securities of companies other than medium sized companies.

While the fund intends to be substantially fully invested in equity securities, the fund may maintain up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will go down if interest rates go up, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Foreign investments

The fund may invest up to 20% of its assets in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

6         Legg Mason Partners Mutual Funds

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	To enhance the fund’s return
■	As a cash flow management technique

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

Legg Mason Partners Variable Portfolios III, Inc.         7

Management

The manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $             billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fund’s fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

8         Legg Mason Partners Mutual Funds

Portfolio managers

The table below sets forth the names and business experience of the fund’s portfolio managers.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Mid Cap Core Portfolio	Brian Angerame (since 2005) 399 Park Avenue New York, NY 10022

Investment Officer of LMPFA; Director of ClearBridge

Brian Angerame has day-to-day responsibility for managing the fund, including initiating buy/sell orders. He is sector manager with coverage of consumer discretionary, consumer staples, and industrials. Mr. Angerame has been a consumer analyst and portfolio manager with ClearBridge (and its predecessors) since 2000.

Derek Deutsch, CFA (since 2005) 399 Park Avenue New York, NY 10022

Investment Officer of SBFM; Director of ClearBridge

Derek Deutsch has day-to-day responsibility for managing the fund, including initiating buy/sell orders and coordinating with research personnel. He is sector manager with coverage of healthcare and information technology. Mr Deutsch has been a health care analyst and portfolio manager with ClearBridge (and its predecessors) since 1999.

Peter Stournaras (since 2005) 399 Park Avenue New York, NY 10022

Investment Officer of SBFM; Director of ClearBridge

Peter Stournaras has day-to-day responsibility for managing the fund, including initiating buy/sell orders and conducting quantitative analysis for the fund. Mr. Stournaras has been Head of Quantitative Equities Analyst on the Global Equities Platform and a portfolio manager with ClearBridge (and its predecessors) since 1998.

Legg Mason Partners Variable Portfolios III, Inc.         9

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also

10         Legg Mason Partners Mutual Funds

finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Portfolios III, Inc.         11

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

12         Legg Mason Partners Mutual Funds

Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Legg Mason Partners Variable Portfolios III, Inc.         13

Share price

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

14         Legg Mason Partners Mutual Funds

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Legg Mason Partners Variable Portfolios III, Inc.         15

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund since inception. The information in the following table is derived from the fund’s financial statements, which have been audited by                     , an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout the year ended October 31.

Legg Mason Partners Variable Mid Cap Core Portfolio

	2006	2005	2004	2003		2002
Net asset value, beginning of year		$13.14	$12.35	$10.10		$10.83

Income (loss) from operations:
Net investment income (loss)		0.06	(0.01)	(0.00	)(1)	(0.02)
Net realized and unrealized gain (loss)		1.56	0.80	2.25		(0.70)

Total income (loss) from operations		1.62	0.79	2.25		(0.72)

Less distributions from:
Net investment income		—	—	—		(0.01)

Total distributions		—	—	—		(0.01)

Net asset value, end of year		$14.76	$13.14	$12.35		$10.10

Total return(2)		12.33%	6.40%	22.28%		(6.64)%

Net assets, end of year (millions)		$121	$110	$87		$57

Ratios to average net assets:
Gross expenses		0.82%	0.83%	0.85%		0.90%
Net expenses(3)		0.82	0.83 (4)	0.85		0.90
Net investment income (loss)		0.44	(0.06)	(0.03)		(0.10)

Portfolio turnover rate		107%	92%	98%		79%

(1)	Amount represents less than $0.01 per share.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

(4)	The investment manager voluntarily waived a portion of its fees.

16         Legg Mason Partners Mutual Funds

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act

file no. 811-08372)

L-             2/07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Mid Cap Core Portfolio

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Portfolios III, Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100 F Street, N.E., Washington, D.C 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Money Market Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Money Market Portfolio

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	8

Share transactions	11

Share price	13

Dividends, distributions and taxes	14

Financial highlights	15

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable Money Market Portfolio was named Smith Barney Money Market Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

Maximize current income consistent with preservation of capital. The fund seeks to maintain a stable $1 share price.

Principal investment strategies

Key investments

The fund invests exclusively in high quality U.S. dollar denominated short-term debt securities. These include commercial paper, corporate and municipal obligations, obligations of U.S. and foreign banks, securities of the U.S. Government, its agencies or instrumentalities and related repurchase agreements.

Credit quality

The fund invests exclusively in securities rated by a nationally recognized rating organization in the two highest short-term rating categories, or if unrated, of equivalent quality.

Effective maturity

The fund invests exclusively in securities having remaining effective maturities of 397 days or less and maintains a dollar-weighted portfolio maturity of 90 days or less.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

In selecting investments for the fund, the portfolio manager looks for:

■	The best relative values based on an analysis of interest rate sensitivity, yield and price
■	Issuers offering minimal credit risk
■	Maturities consistent with the manager’s outlook for interest rates

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short-term debt instruments or money market funds, if any of the following occurs:

■	Interest rates rise sharply.
■	An issuer of the fund’s securities defaults, or has its credit rating downgraded.
■	Sectors or issuers the fund has emphasized fail to perform as expected.
■	The portfolio manager’s judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The value of the fund’s foreign securities may go down because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.

The fund may also invest in securities issued by certain enterprises sponsored by the U.S. government. Indebtedness of such enterprises whose securities may be held by the fund,

2         Legg Mason Partners Mutual Funds

including the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not backed by the full faith and credit of the U.S. government and is thus subject to the risk of default in the issuers. The fund will invest in such securities only after determining that the securities present minimal credit risk.

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s shares for each of the last ten calendar years.

Total Return

Quarterly returns:

Highest: 1.55% in 3rd quarter 2000; Lowest: 0.14% in 2nd quarter 2004

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the 90-day U.S. Treasury bill Index (“Treasury bill”).

Legg Mason Partners Variable Portfolios III, Inc.         3

Risk return table

This table assumes redemption of shares at the end of the period, and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Fund	%	%	%	%	6/16/94

Treasury bill	%	%	%	N/A	*

*	Index comparison begins on 6/16/94.

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included, would increase the overall fees and expenses. Your actual fees and expenses will be higher than shown.

Fee table

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees*	0.45%

Distribution and service (12b-1) fees	None

Other expenses		%

Total annual fund operating expenses		%

*	The fund’s management fee which become effective November 1, 2005, was reduced and a breakpoint schedule implemented that reduces the management fee payable by the fund on its average daily net assets in excess of $1 billion as follows: 0.45% on assets up to and including $1 billion; 0.425% on assets in excess of $1 billion and up to including $2 billion; 0.40% on assets in excess of $2 billion and up to and including $5 billion; 0.375% on assets in excess of $5 million and up to and including $10 billion; and 0.35% on assets in excess of $10 billion. “Management fees” in the table have been restated to reflect the new Fee schedule.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown

4         Legg Mason Partners Mutual Funds

■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be
Class A (with or without redemption)	$	$	$	$

Legg Mason Partners Variable Portfolios III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The section entitled “Investments, risks and performance” describes the fund’s investment objectives and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. More information about the fund’s investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Fixed income investments

The fund invests in high quality short-term U.S. dollar denominated fixed income securities. Fixed income investments include notes (including structured notes), and Yankee dollar instruments, and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and supranational organizations.

Fixed income securities may have fixed rate, adjustable rates or floating rates.

High quality securities

Securities are investment grade if:

■	They are rated in one of the two highest short-term rating categories of a nationally recognized statistical rating organization.
■	They are securities of issuers that have received comparable short-term ratings for other short-term debt securities.
■	They are unrated securities that the manager believes are of comparable quality to high quality securities.

Foreign investments

The fund may invest in to U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign branches of foreign banks.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible

6         Legg Mason Partners Mutual Funds

delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

Legg Mason Partners Variable Portfolios III, Inc.         7

Management

The manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $     billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

A discussion regarding the basis for the board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2006.

The portfolio manager of the fund is Martin Hanley. Mr. Hanley has had the day-to-day management responsibility since the fund’s inception in 1994.

Management fees

During the fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

8         Legg Mason Partners Mutual Funds

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the

Legg Mason Partners Variable Portfolios III, Inc.         9

suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10         Legg Mason Partners Mutual Funds

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, and investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of the fund has determined not to adopt policies and procedures, or impose redemption fees or other restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the portfolio by the manager, which could detract from the fund’s performance. The fund’s shares are

Legg Mason Partners Variable Portfolios III, Inc.         11

offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is largely dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund’s shares will not occur.

12         Legg Mason Partners Mutual Funds

Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

Unless there are extraordinary or unusual circumstances, the fund uses the amortized cost method to value its money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund.

Legg Mason Partners Variable Portfolios III, Inc.         13

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

14         Legg Mason Partners Mutual Funds

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the fund’s financial statements, which have been audited by an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

Legg Mason Partners Variable Money Market Portfolio

	2006	2005	2004(1)	2003(1)	2002
Net asset value, beginning of year		$1.000	$1.000	$1.000	$1.000

Net investment income		0.024	0.007	0.007	0.014
Distributions from net investment income		(0.024)	(0.007)	(0.007)	(0.014)

Net asset value, end of year		$1.000	$1.000	$1.000	$1.000

Total return(2)		2.44%	0.71%	0.74%	1.40%

Net assets, end of year (millions)		$481	$511	$599	$733

Ratios to average net assets:
Gross expenses		0.52%	0.53%	0.53%	0.53%
Net expenses(3)		0.52 (4)	0.53 (4)	0.53	0.53
Net investment income		2.41	0.71	0.75	1.38

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return have been lower. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25%. Such expense limitation is voluntary and may be decreased or terminated at any time.

(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. If the manager had not waived and/or reimbursed expenses, the ratio of expenses to average net assets would not have changed.

Legg Mason Partners Variable Portfolios III, Inc.         15

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act

file no. 811-08372)

L-         2/07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Money Market Portfolio

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the fund does not currently have a website.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund send one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room located at 100F Street, N.E., in Washington, D.C 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

February     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Social Awareness Stock Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Social Awareness Stock Portfolio

Contents

Legg Mason Partners Variable Portfolios III, Inc. (the “Company”) consists of 9 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 9 funds offers different levels of potential return and involves different levels of risk.

Investments, risks and performance	2

More on the fund’s investments and related risks	6

Management	8

Share transactions	11

Share price	13

Dividends, distributions and taxes	14

Financial highlights	15

Prior to May 1, 2006, Legg Mason Partners Variable Portfolios III, Inc. was named Travelers Series Fund Inc. and Legg Mason Partners Variable Social Awareness Stock Portfolio was named Social Awareness Stock Portfolio. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

Long-term capital appreciation and retention of net investment income.

Principal investment strategies

Key investments

The fund invests primarily in equity securities of large and mid-sized companies. The fund’s subadviser, normally invests at least 80% of the value of the fund’s net assets in equity securities (“80% investment policy”). The fund seeks to invest in companies that meet the subadviser’s investment screen and, when possible, certain social criteria. The fund avoids investing in companies if a significant portion of their revenue comes from: (1) producing tobacco, tobacco products, alcohol, or military defense systems, or (2) providing military defense related services, or (3) gambling services. In addition, to the extent the subadviser is able to find them, the subadviser seeks to invest the fund’s assets in companies with a record of environmental awareness, fairness in the workplace, and sensitivity to the community.

Additional investments

For information on the fund’s additional investments and related risks, please read pages 6-7.

Selection process

The subadviser uses a “growth at a reasonable price” approach to evaluate stocks demonstrating potential capital growth based upon the following characteristics:

■	earnings growth and predictability
■	leading/strong market positions
■	experienced management team
■	established record of profitability
■	strong financial position
■	established industry position
■	industry with positive growth outlook

Principal risks of investing in the fund

While investing in equity securities can bring benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Stock markets decline.
■	Value and/or growth stocks are temporarily out of favor.
■	An adverse event, such as negative press reports about a company in the fund, depresses the value of the company’s stock.
■	The adviser’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
■	Key economic trends become materially unfavorable.
■	Interest rates rise, causing the value of the fund’s fixed income securities to decline.

2         Legg Mason Partners Mutual Funds

Fund investors are subject to selection risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

The fund’s 80% investment policy may be changed only upon 60 days’ prior notice to shareholders. The fund’s investment objective is not fundamental, and its objective and investment policies may be changed by the Company’s Board of Directors (“Board”) without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund’s investment objective or policies may result in the fund’s having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

Fund performance

The performance shown in the bar chart, quarterly returns and risk return table for periods prior to June 30, 2005 is that of the fund’s predecessor fund, Social Awareness Stock Portfolio, a series of The Travelers Series Trust (“Predecessor Fund”). This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Total Return

Quarterly returns:

Highest: 24.56% in 4th quarter 1998; Lowest: (18.24)% in 3rd quarter 2001.

Legg Mason Partners Variable Portfolio III, Inc.         3

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. An investor cannot invest directly in an index.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 Year	Five Year	10 Year
Fund	%	%	%

S&P 500 Index	%	%	%

Fees and expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund. The fee table does not reflect variable annuity or life insurance contract charges, which, if included, would increase the overall fees and expenses. Your actual fees will be higher than shown.

Fee table

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	None

Maximum deferred sales charge on redemptions	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees	0.71	%*

Distribution and service (12b-1) fees	None

Other expenses	%

Total annual fund operating expenses	%	*

*	The fund has a fee schedule (which became effective on November 1, 2005) that reduces the management fee payable on assets in excess of $50 million as follows: 0.71% on assets up to and including $50 million; 0.61% on assets in excess of $50 million and up to including $100 million; 0.51% on assets in excess of $100 million and up to and including $200 million; and 0.46% on assets in excess of $200 million. Prior to December 1, 2005, the fund had an investment advisory fee of 0.65% and a separate administration fee of 0.06%. “Management fees” in the table have been restated to show the new management fee.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

4         Legg Mason Partners

■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

Number of Years You Owned Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Class A (with or without redemption)	$	$	$	$

Legg Mason Partners Variable Portfolio III, Inc.         5

More on the fund’s investments and related risks

Additional investments and investment techniques

The fund invests in various investments and instruments subject to its investment policy, as described on pages 2-3 of this prospectus, and in the fund’s Statement of Additional Information (“SAI”). The fund may also invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the fund. Listed below is more information on the fund’s investments, its practices, and related risks. To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Equity investments

The fund may invest in all types of equity securities. Equity securities include common and preferred stocks, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Fixed income investments

The fund may, to a limited extent, invest in fixed income securities. Fixed income securities include U.S. Government obligations, certificates of deposit, and short-term money market instruments. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities, are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as interest rate futures contracts, options on securities and securities indices and options on these futures to hedge against the economic impact of adverse changes in the market value of its securities because of changes in interest rates.

The fund may enter into interest rate transactions primarily to hedge its portfolio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.

6         Legg Mason Partners

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs which could detract from the fund’s performance.

Portfolio holdings

The description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the SAI.

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objectives.

Legg Mason Partners Variable Portfolio III, Inc.         7

Management

The manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $     billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

During the fund’s fiscal year ended October 31, 2006, the fund paid a management fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from November 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid LMPFA a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal period ended October 31, 2006.

The manager or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The manager may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager and may be substantial. The fund’s distributors may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

8         Legg Mason Partners

The Portfolio Manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Legg Mason Partners Variable Social Awareness Stock Portfolio	William Theriault, CFA (since fund inception) 399 Park Avenue New York, NY 10022	Director of ClearBridge; Investment Officer of certain mutual funds associated with ClearBridge.

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager and has more detailed information about the manager and other fund service providers.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adopting of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent, shareholder servicing agent and distributors

PFPC, Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), serve as the fund’s distributors.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Serv -

Legg Mason Partners Variable Portfolio III, Inc.         9

ices Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10         Legg Mason Partners

Share transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in

Legg Mason Partners Variable Portfolio III, Inc.         11

foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

12         Legg Mason Partners

Share price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund may invest in securities of small capitalization companies — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Partners Variable Portfolio III, Inc.         13

Dividends, distributions and taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Each separate account is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the separate account should fail to comply with these regulations or the fund fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

14         Legg Mason Partners

Financial highlights

On June 30, 2005, the fund acquired all the assets and assumed all the liabilities of the Predecessor Fund. Prior to June 30, 2005, the fund had no assets or investment operations. The fund’s fiscal year end is October 31.

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table for each of the years or periods in the five-year period ended October 31, 2006 has been derived from the Predecessor Fund’s financial statements, which have been audited by an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

Year Ended December 31

Legg Mason Partners Variable Social Awareness Stock Portfolio	2006	2005(1)(2)		2004	2003(3)	2002
Net Asset Value, Beginning of Period		$24.30		$23.04	$17.97	$24.14

Income (Loss) From Operations:
Net investment income		0.10		0.17	0.12	0.08
Net realized and unrealized gain (loss)		0.18		1.26	5.06	(6.06)

Total Income (Loss) From Operations		0.28		1.43	5.18	(5.98)

Less Distributions From:
Net investment income		(0.00	)(4)	(0.17)	(0.11)	(0.19)
Net realized gains		—		—	—	—

Total Distributions		(0.00	)(4)	(0.17)	(0.11)	(0.19)

Net Asset Value, End of Period		$24.58		$24.30	$23.04	$17.97

Total Return(5)		1.16%		6.23%	28.85%	(24.81)%

Net Assets, End of Period (000s)		$90,835		$93,845	$79,678	$62,298

Ratios to Average Net Assets:
Gross expenses		0.75	%(6)	0.75%	0.78%	0.78%
Net expenses(7)		0.75	(6)	0.71 (8)	0.78	0.78
Net investment income		0.52	(6)	0.77	0.59	0.40

Portfolio Turnover Rate		6%		18%	38%	37%

(1)	For the period January 1, 2005 to October 31, 2005.

(2)	Effective July 1, 2005, The Travelers Series Trust — Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc. — Social Awareness Stock Portfolio. With this transaction, the Fund’s fiscal year end has changed to October 31.

(3)	Per share amounts have been calculated using the average shares method.

(4)	Amount represents less than $0.01 per share.

(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(6)	Annualized.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25%.

(8)	The investment manager voluntarily waived a portion of its fees.

Legg Mason Partners Variable Portfolio III, Inc.         15

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

(Investment Company Act file no. 811-08372)

            2/07

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Social Awareness Stock Portfolio

Additional Information

The fund’s website does not make available its SAI and shareholders reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or the distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The SAI provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-842-8573 or writing to Legg Mason Partners Variable Portfolios III, Inc., 125 Broad Street, New York, NY 10004. The fund’s shareholder reports and SAI are not available on its website because the fund does not have a website.

Information about the fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, N.E., in Washington, D.C. 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

February     , 2007

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Variable Portfolios III, Inc.

125 Broad Street

New York, New York 10004

1-800-842-8573

This Statement of Additional Information (“SAI”) supplements the information contained in the current Prospectuses (collectively, the “Prospectuses”) of the portfolios of Legg Mason Partners Variable Portfolios III, Inc. (the “Company”), dated February     , 2007 (as amended or supplemented from time to time) and should be read in conjunction with the Prospectuses. The Company is a series investment company consisting of nine portfolios (each, a “Fund”). The Prospectuses for each Fund may be obtained, without charge, from the Company or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant. This SAI, although not in itself a prospectus, is incorporated by reference into each Prospectus as applicable in its entirety.

Shares of each Fund are offered to and may only be purchased by insurance company separate accounts (the “Separate Accounts”) that fund certain variable annuity and variable life insurance contracts and certain qualified plans (the “Contracts”). The Separate Accounts invest in shares of one or more of the Funds in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the accompanying Contract prospectus. Shares of each Fund are offered to Separate Accounts without a sales charge at their net asset value, next determined after receipt of an order by an insurance company. The offering of shares of a Fund may be suspended from time to time and the Company reserves the right to reject any specific purchase order.

Each of the Funds issues a non-designated class of shares. The Legg Mason Partners Variable Aggressive Growth Portfolio’s and the Legg Mason Partners Variable Large Cap Growth Portfolio’s non-designated class of shares will be redesignated as Class I shares on or about May 1, 2007.

The Company, the investment underlying certain variable annuity and variable life insurance contracts, offers a choice of nine Funds:

Legg Mason Partners Variable International All Cap Growth Portfolio seeks total return on its assets from growth of capital and income and will invest at least 80% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

Legg Mason Partners Variable Large Cap Value Portfolio seeks long-term growth of capital with current income a secondary objective. This Fund invests equity securities of U.S. companies with larger market capitalization.

Legg Mason Partners Variable Large Cap Growth Portfolio seeks long-term growth of capital by investing in equity securities of U.S. companies with large market capitalization of at least $5 billion at the time of investment.

Legg Mason Partners Variable Aggressive Growth Portfolio seeks capital appreciation by investing primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index.

Legg Mason Partners Variable Mid Cap Core Portfolio seeks long-term growth of capital by investing primarily in equity securities of medium sized companies.

Legg Mason Partners Variable High Income Portfolio seeks primarily high current income by investing at least 80% of its assets in high-yielding corporate debt obligations and preferred stock of U.S. and foreign issuers. Capital appreciation is a secondary objective.

Legg Mason Partners Variable Adjustable Rate Income Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value from movements in interest rates by investing in adjustable rate securities.

Legg Mason Partners Variable Money Market Portfolio seeks maximum current income consistent with preservation of capital. Shares of Legg Mason Partners Variable Money Market Portfolio are not insured or guaranteed by the U.S. Government. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Legg Mason Partners Variable Social Awareness Stock Portfolio seeks long-term capital appreciation and retention of net investment income by investing at least 80% of its assets in equity securities. The Fund seeks to invest in companies that meet the manager’s investment screen and, when possible, certain social criteria.

In all cases, there can be no assurance that a Fund will achieve its investment objective.

The most recent annual reports to Shareholders for each Fund and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the reports are incorporated by reference into this SAI. The prospectus and copies of the reports may be obtained free of charge by contacting a broker/dealer, financial intermediary, financial institution or a distributor’s financial consultant (each called a “Service Agent”) or by writing or calling the Fund at the address or telephone number above.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MANAGEMENT OF THE COMPANY

Service Providers

The following organizations provide services to the Company

Name Provider	Service
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”)	Investment Manager
ClearBridge Advisors, LLC (“ClearBridge”)	Sub-adviser
Western Asset Management Company (“Western Asset”)	Sub-adviser
Legg Mason Investor Services, Inc. (“LMIS” or a “distributor”)	Distributor
Citigroup Global Markets Inc. (“CGMI” or a “distributor”)	Distributor
State Street Bank and Trust Company (“State Street” or “custodian”)	Custodian
PFPC Inc. (“PFPC” or the “transfer agent”)	Transfer Agent

These organizations and the functions they perform for the Company are discussed in the Funds’ prospectuses and in this SAI.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed by the Board of Directors (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.

The current Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (“Independent Directors”), and executive officers of the Funds, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Legg Mason, Inc. (“Legg Mason”) the Directors oversee, and other board memberships they hold, are set forth below. The Funds have called a meeting of its shareholders to consider several proposals, including the election of a new Board.

Name, Address†, and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director**
Independent Directors:

Robert A. Frankel Born 1927	Director	Since 1999	Managing Partner of Robert A. Frankel Management Consultants; Former Vice President of The Readers Digest Association, Inc.	18	None

Michael E. Gellert Born 1931	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	11	Director of Dalet S.A. (media management operations), SEACOR Holdings, Inc. (offshore marine services provider) and Six Flags, Inc. (worldwide regional theme park operators)

Rainer Greeven Born 1936	Director	Since 1994	Attorney, Rainer Greeven PC (since 1998); President and Director, 175 E. 62nd St. Corp. (real estate) (since 2002)	11	None

Susan M. Heilbron Born 1945	Director	Since 1994	Independent Consultant (since 2001); formerly Owner of Lacey & Heilbron (communications consulting) (1993 to 2001)	11	None

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
†	The address of each Director is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. The address of each of the officers is 399 Park Avenue Avenue, New York, New York 10022, unless otherwise noted.

Name, Address†, and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director**

Interested Director:

R. Jay Gerken*** Legg Mason & Co. 399 Park Avenue 4th Floor New York, NY 10022 Born 1951	Chairman, President and Chief Executive Officer	Since 2002

Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”), or its predecessors; Chairman of the Board, Trustee, or Director of 169 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005).

				168	Trustee, Consulting Group Capital Markets Funds

Officers:***

Ted P. Becker Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
***	Mr. Gerken and each officer of the Company is an “interested person” of the Company as defined in the 1940 Act, because of their position with the manager and/or certain of its affiliates.
†	The address of each Director is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. The address of each of the officers is 399 Park Avenue Avenue, New York, New York 10022, unless otherwise noted.

Name, Address†, and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director**

Robert I. Frenkel Legg Mason & Co. 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).	N/A	N/A

Thomas C. Mandia Legg Mason & Co. 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.	N/A	N/A

Jeffrey J. Russell Born 1957	Vice President and Investment Officer	Since 1994	Managing Director of Legg Mason & Co., or its predecessors; Investment Officer of certain mutual funds associated with Legg Mason	N/A	N/A

Richard A. Freeman Born 1953	Vice President and Investment Officer	Since 1999	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates and Investment Officer of certain mutual funds associated with SBFM and its affiliates.	N/A	N/A

Brian Angerame Born 1972	Vice President and Investment Officer	Since 2005	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates and Investment Officer of certain mutual funds associated with SBFM and its affiliates.; Investment Officer of certain mutual funds associated with Legg Mason	N/A	N/A

Derek Deutsch Born 1969	Vice President and Investment Officer	Since 2005	Director of Legg Mason & Co., or its predecessors; Investment Officer of certain mutual funds associated with Legg Mason	N/A	N/A

Alan J. Blake Born 1949	Vice President and Investment Officer	Since 1998	Managing Director of Legg Mason & Co., or its predecessors; Investment Officer of certain mutual funds associated with Legg Mason	N/A	N/A

Mark McAllister Born 1962	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason & Co., or its predecessors; Investment Officer of certain mutual funds associated with Legg Mason	N/A	N/A

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
†	The address of each Director is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. The address of each of the officers is 399 Park Avenue Avenue, New York, New York 10022, unless otherwise noted.

Name, Address†, and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director**

Officers:

Robert Feitler Born 1959	Vice President and Investment Officer	Since 2004	Director of Legg Mason & Co., or its predecessors; Investment Officer of certain mutual funds associated with Legg Mason	N/A	N/A

William Theriault Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Born 1966	Vice President and Investment Officer	Since 2005	Director, Legg Mason & Co., or its predecessors; Portfolio Manager for Legg Mason & Co. or its predecessor firms since 1996	N/A	N/A

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
†	The address of each Director is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. The address of each of the officers is 399 Park Avenue Avenue, New York, New York 10022, unless otherwise noted.

The business affairs of each Fund are managed by or under the direction of the Board.

The Board has an audit committee (the “Audit Committee”) which is composed of all of the Non-Interested Directors. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and their internal controls. The Audit Committee approves, and recommends to the Non-Interested Directors of the company for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to Western Asset or ClearBridge (each a “subadviser”) and to LMPFA and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting. During the most recent fiscal year, the Audit Committee met                 .

The Board also has a standing nominating and governance committee (the “Nominating Committee”). All Independent Directors are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee does not have a procedure to consider nominees recommended by shareholders. During the most recent fiscal year, the Nominating Committee met              time.

The Company also has a Pricing Committee composed of the Chairman of the Board and one Independent Director which is charged with determining fair value prices for securities when required. During the Funds’ most recent fiscal year the pricing committee met              times.

The following sets forth the dollar range of equity securities in the Company beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the Fund Complex as of December 31, 2006:

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by Director in Family of Investment Companies
Robert A. Frankel	None	Over $100,000
Michael E. Gellert	None	None
Rainer Greeven	None	None
Susan M. Heilbron	None	None
R. Jay Gerken	None	Over $100,000

Citigroup Inc. (“Citigroup”), the parent company of CGMI, one of the Company’s distributors, has invested approximately $8 to $10 million in Virtual Growth Inc. through a private placement; Windcrest Partners, of which Michael Gellert is the general partner, has also invested in Virtual Growth Inc. Citibank N.A. has issued a $12 million line of credit to Windcrest Partners; the balance was $2.15 million as of December 31, 2005. Citibank N.A. has also issued a $1.8 million line of credit in Mr. Gellert’s name; the balance as of December 31, 2005 is $0.

Each Fund supervised by the Board pays a pro rata share of fees of members of the Board (“Board Members”) based upon asset size. Each Fund currently pays each of the Board Members who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of an annual fee of $40,000 plus $5,000 for each one-day meeting attended in person, plus $100 for each telephonic meeting attended, and reimburses Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the fiscal year ending October 31, 2006, all Funds supervised by the Board reimbursed Board Member expenses in an aggregate amount of $            .

The following table shows the compensation paid by the Company and the Fund Complex to each Director during the Company’s last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its Directors and Executive Officers. Officers and Interested Directors of the Company are compensated by Legg Mason & Co or an affiliate.

Name of Person	Compensation from Company and Fund Complex Paid to Directors Calendar Year Ended 12/31/06	Number of Funds for Which Director Serves Within Fund Complex
Robert A. Frankel	$
Michael Gellert	$
Rainer Greeven	$
Susan M. Heilbron	$
R. Jay Gerken

Aggregate Compensation From Funds FYE 10/31/06
Name of Person	LCV	SOC
Robert A. Frankel	$	$
Michael Gellert	$	$
Rainer Greeven	$	$
Susan M. Heilbron	$	$
R. Jay Gerken

Aggregate Compensation From Funds FYE 10/31/06
Name of Person	HI	MM	LCG
Robert A. Frankel	$	$	$
Michael Gellert	$	$	$
Rainer Greeven	$	$	$
Susan M. Heilbron	$	$	$
R. Jay Gerken

Aggregate Compensation From Funds FYE 10/31/06
Name of Person	SBMC		AG		IACG		ADJ
Robert A. Frankel	$		$		$		$
Michael Gellert	$		$		$		$
Rainer Greeven	$		$		$		$
Susan M. Heilbron	$		$		$		$
R. Jay Gerken		0		0		0		0

LCV Legg Mason Partners Variable Large Cap Value Portfolio	AG Legg Mason Partners Variable Aggressive Growth Portfolio
HI Legg Mason Partners Variable High Income Portfolio	IACG Legg Mason Partners Variable International All Cap Growth Portfolio
MM Legg Mason Partners Variable Money Market Portfolio	ADJ Legg Mason Partners Variable Adjustable Rate Income Portfolio
LCG Legg Mason Partners Variable Large Cap Growth Portfolio	SOC Legg Mason Partners Variable Social Awareness Stock Portfolio
SBMC Legg Mason Partners Variable Mid Cap Core Portfolio

On December 31, 2006, Directors and Executive Officers owned in the aggregate less than 1% of the outstanding securities of the Company.

As of December 31, 2006, none of the Independent Directors or their immediate family members, owned beneficially or of record any securities of the manager, subadviser or distributors of the Company, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with any adviser or principal distributor of the Company.

In addition to the amounts set forth above, Messrs.             ,             ,             ,             , and             received $            , $            , $            , $            , and $            , respectively, during the fiscal year ended December 31, 2006, for services as Directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency, and accounting arrangements for the Company. These amounts were borne by the manager and/or its affiliates and not by the fund.

Until its termination as described below, an emeritus plan is available to Board Members. Under the plan, at age 72, the Board Members may elect to change to emeritus status, and any Board Member elected or appointed to the Board is required, at age 80, to change to emeritus status (“Emeritus Board Members”). Emeritus Board Members are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members are permitted to attend meetings, but have no voting rights. Mr. Victor Atkins currently serves as an emeritus Board Member under the plan. During the most recent year, he received $16,894 for his service as an emeritus Board Member. The Board voted to terminate the emeritus plan effective January 1, 2007, and to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current and retiring Board Members. Notwithstanding the termination of the plan, Mr. Atkins will be permitted to continue his emeritus service in accordance with the emeritus plan until the date on which new Board Members elected at an upcoming shareholder meeting accept their elections and commence service as Board Members.

On June 23, 2006, the Board of Directors voted to establish a mandatory retirement age of 75 for current Board Members and 72 for future Board Members who do not currently oversee another Fund within the Fund complex. Current Board Members who have attained age 75 prior to January 1, 2007, Messrs. Frankel and Gellert, will retire on the date on which Board Members elected at an upcoming shareholder meeting accept their elections and commence service as Board Members.

Messrs. Frankel and Gellert will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation they would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless they elect to receive a lump sum payment calculated on a net present value basis. The aggregate benefit (calculated on a net present value basis) to which Messrs. Frankel and Gellert is each entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)

Victor Atkins	127,970

Robert A. Frankel	238,847

Michael E. Gellert	238,847

Each Fund overseen by Messrs. Frankel and Gellert will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Board Member. Legg Mason or its affiliates will reimburse each Fund an amount equal to 50% of Messrs. Frankel’s and Mr. Gellert’s benefits paid by the Fund.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

Each Fund’s investment objectives and certain investment restrictions (described under “Investment Restrictions”) are deemed to be “fundamental,” and therefore may be changed only by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act. However, each Fund’s investment policies are nonfundamental, and thus may be changed without shareholder approval by the Board, provided such change is not prohibited by such Fund’s fundamental investment restrictions or applicable law, and any such change will first be disclosed in the then current Prospectus or SAI.

References in this SAI to a Fund’s sub-adviser means the sub-adviser or sub-advisers of the applicable Fund noted below.

Set forth below is a discussion of certain nonfundamental investment policies for each Fund. Refer to the “Investment Practices” and “Risk Factors” sections of this SAI for further information.

Legg Mason Partners Variable International All Cap Growth Portfolio

Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities and may invest up to 20% of its assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political sub-divisions).

In seeking to achieve its objective, the Fund invests its assets primarily in common stocks of foreign companies which in the opinion of the sub-adviser have potential for growth of capital. However, there is no requirement that the Fund invest exclusively in common stocks or other equity securities and, if deemed advisable, the Fund may invest up to 20% of its assets in bonds, notes and other debt securities (including securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political subdivisions).

The Fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. Except as stated below, the Fund will invest at least 80% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as the sub-adviser may determine from time to time. Concentration of the Fund’s assets in one or a few countries or currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

It is expected that securities held by the Funds will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the U.S. securities exchanges and over-the-counter markets.

The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions up to 5% of its net assets.

Legg Mason Partners Variable Large Cap Value Portfolio

Under normal market conditions the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large market capitalization companies are currently defined as those whose market capitalizations are similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy.

The Fund may make investments in foreign securities, though management currently intends to limit such investments to 5% of the Fund’s assets, and an additional 10% of its assets may be invested in sponsored American Depositary Receipts (“ADRs”), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may also lend up to 20% of the value of its total assets and may purchase or sell securities on a when-issued or delayed delivery basis.

The Fund may buy or sell covered put and covered call options up to 15% of its net assets, provided such options are listed on a national securities exchange.

The Fund will provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

Legg Mason Partners Variable Large Cap Growth Portfolio

Under normal market conditions, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large market capitalization companies are currently defined as those whose market capitalizations are similar to companies in the Russell 1000 Index. Companies whose capitalization falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 80% policy. The core holdings of the Fund will be large capitalization companies that are dominant in their industries, global in scope and have a long-term history of performance. The Fund has the flexibility, however, to invest up to 20% of the Fund’s net assets plus any borrowings for investment purposes in companies with other market capitalizations. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume resulting in a high degree of liquidity.

The Fund may invest in securities of non-U.S. issuers in the form of ADRs, European Depositary Receipts (“EDRs”) or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the Fund’s investment in these types of securities to 10% of the Fund’s net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates investment in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

Under normal market conditions, at least 80% of the Fund’s portfolio will consist of common stocks, but it also may contain money market instruments for cash management purposes, including U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to such instruments.

The Fund will provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

Legg Mason Partners Variable Aggressive Growth Portfolio

The Fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the

S&P 500 Index. The Fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the Fund’s assets are invested in the securities of such companies.

The sub-adviser emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. The sub-adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Fund acquires their stocks.

The Fund may invest up to 10% of its assets in foreign securities.

Legg Mason Partners Variable Mid Cap Core Portfolio

The Fund invests, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of medium sized companies. Medium sized companies are those with a market capitalization of at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of mid capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in, and the composition of, the Russell Mid Cap Index changes with market conditions.

The sub-adviser focuses on medium capitalization companies that exhibit attractive growth characteristics. The sub-adviser selects individual “growth” stocks for investment in two ways: by identifying those companies which exhibit the most favorable growth prospects and by identifying those companies which have favorable valuations relative to their growth characteristics. This strategy is commonly known as “growth at a reasonable price” and offers investors style diversification within a single fund.

The Fund may invest up to 20% of its assets in foreign securities.

The Fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

Legg Mason Partners Variable High Income Portfolio

The Fund seeks to achieve its investment objectives by investing, under normal conditions at least 80% of the value of its net assets plus any borrowings for investment purposes, in high-yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics. Up to 20% of the Fund’s net assets, plus any borrowings for investment purposes, may be invested in common stock or common stock equivalents, including convertible securities, options, warrants and rights, and/or securities rated higher than Ba by Moody’s Investor Services, Inc. (“Moodys”) and BB by the Standard & Poor’s Division of the McGraw-Hill Companies Inc. (“S&P”). The Fund’s equity investments may be made in securities of companies of any size depending on the relative attractiveness of the company and the economic sector in which it operates. Fixed income securities purchased by the Fund will generally be lower-rated securities, and may be rated as low as C by Moody’s or D by S&P, or in non-rated income securities that the sub-adviser determines to be of comparable quality. The Fund will not purchase securities rated lower than B by both Moody’s and S&P, if, immediately after such purchase, more than 20% of the Fund’s total assets are invested in such securities.

The Fund may invest up to 20% of its assets in securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars.

The Fund will provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

Legg Mason Partners Variable Adjustable Rate Income Portfolio

In seeking to achieve its investment objectives, the Fund will invest principally in adjustable rate securities and U.S. government securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities, or others investments with similar economic characteristics. The Fund’s assets not invested in U.S. government securities may be invested in, among other instruments, fixed rate and adjustable rate mortgage-backed securities (“MBSs”), asset-backed securities (“ABSs”) and corporate debt securities rated within the two highest long-term debt categories by a nationally recognized statistical rating organization (“NRSRO”), such as those rated Aa by Moody’s or AA by S&P and money market instruments with a comparable short-term rating. Up to 20% of the Fund’s total assets may be invested in securities that are unrated but deemed to be of comparable credit quality by the sub-adviser, and up to 10% of the Fund’s total assets may be invested in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities that are of comparable credit quality. The foregoing policies as to ratings of portfolio securities will be applicable at the time securities are purchased by the Fund; if portfolio securities of the Fund are subsequently assigned lower ratings, if they cease to be rated or if they cease to be deemed to be comparable, the sub-adviser will reassess whether the Fund should continue to hold the securities.

The Fund may invest up to 5% of its total assets in municipal obligations and in zero coupon securities, including zero coupon U.S. Treasury securities. In addition, the Fund may engage in various hedging strategies to increase investment return and/or protect against interest rate changes in an effort to maintain the stability of its net asset value.

Adjustable Rate Securities.    The Fund will invest at least 80% of its net assets in adjustable rate securities (“Adjustable Rate Securities”), consisting principally of MBS and ABS. Adjustable Rate Securities are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount (typically referred to as a “spread”) over the market levels of interest rates as reflected in specified indexes. MBSs are securities that directly or indirectly represent an interest in, or are backed by and are payable from, mortgage loans secured by real property. ABSs are similar in structure to MBSs, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans. MBSs and ABSs are issued in structured financings through which a sponsor securitizes the underlying mortgage loans or financial assets to provide the underlying assets with greater liquidity or to achieve certain other financial goals. The collateral backing MBSs and ABSs is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. The holder of the related MBSs or ABSs (such as the Fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights to it through the bailee, custodian or trustee.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. These prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous economic, geographic, social and other factors. (ABSs backed by assets other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rates of prepayments will generally affect the yield to maturity of the security.

Among the specific types of MBSs in which the Fund may invest are ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first 3, 6, 12, 13, 36 or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

Indices.    The key determinant of the interest rates paid on Adjustable Rate Securities is the interest rate index chosen (and the spread, above or below the interest rate of the index, required to be paid on the security).

Certain indices are tied to the interest rate paid on specified securities, such as one-, three- or five-year U.S. Treasury securities, whereas other indices are more general. A prominent example of a general type of index is the cost of funds for member institutions (that is, savings and loan associations and savings banks) of the Federal Home Loan Bank (the “FHLB”) of San Francisco (the 11th District Cost of Funds Index or “COFI”). A number of factors may affect the COFI and cause it to behave differently from indices tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institutions’ liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities, and may not move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI will rise or fall depending upon the differential between the prior and the new rates on the deposits and borrowings. In addition, in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Any movement in the COFI as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that the COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates any increase may produce a higher yield later than would be produced by the other indices. In a period of declining interest rates, the COFI may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans that adjust in accordance with the COFI than mortgage or other loans that adjust in accordance with other indices. In addition, to the extent that the COFI may lag behind other indices in a period of rising interest rates, securities based on the COFI may have a lower market value than would result from use of other indices. In a period of declining interest rates, securities based on the COFI may reflect a higher market value than would securities based on other indices.

The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to 36 months. The degree of volatility in the market value of the Adjustable Rate Securities in the Fund’s portfolio will be a function of the frequency of the adjustment period, the applicable index and the degree of volatility in the applicable index. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. The Fund will not seek to maintain an overall average cap or floor, although the sub-adviser will consider caps or floors in selecting Adjustable Rate Securities for the Fund.

The adjustable interest rate feature underlying the Adjustable Rate Securities in which the Fund invests generally will act as a buffer to reduce sharp changes in the Fund’s net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the Fund’s MBSs are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the Fund to fluctuate less dramatically than it would if the Fund invested in more traditional long-term, fixed rate debt securities. During periods of rapidly rising interest rates, however, changes in the coupon rate may temporarily lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sell their shares of the Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, the Fund’s MBSs will allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. In addition, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest those amounts in securities with a higher current rate of return. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current coupon of Adjustable Rate Securities to exceed the maximum allowable caps. The Fund’s net asset value could vary to the extent that current yields on Adjustable Rate Securities are different from market yields during interim periods between the coupon reset dates.

MBSs.    Three basic types of MBSs are currently available for investments: (a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, primarily consisting of securities either guaranteed by the Government National Mortgage Association (“GNMA”) or issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by private issuers that represent an interest in or are collateralized by MBSs issued or guaranteed by the United States government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or MBSs without a United States Government guarantee but usually having some form of private credit enhancement.

MBSs and ABSs issued by Nongovernmental Entities.    Certain of the MBSs, as well as certain of the ABSs, in which the Fund may invest will be issued by private issuers. Such MBSs and ABSs may take a form similar to the pass-through MBSs issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of MBSs or ABSs described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Credit Enhancements.    Credit enhancements for certain MBSs and ABSs issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain MBSs and ABSs issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. The sub-adviser will monitor, on an ongoing basis, the creditworthiness of the providers of credit enhancement for such MBSs and ABSs held by the Fund.

Examples of such credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The Fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

Collateralized Mortgage Obligations.    The Fund may invest in MBSs taking the form of CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (this collateral being referred to collectively as “Mortgage Assets”). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income on the Mortgage Assets, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these types of institutions.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on MBSs.

Amortization Class CMOs (“PAC Bonds”).    Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payments on PAC Bonds have the highest priority after interest has been paid to all classes.

ABSs.    The Fund will invest in various types of Adjustable Rate Securities in the form of ABSs. The securitization techniques for ABSs are similar to those used for MBSs; through the use of trusts and special purpose corporations, various types of receivables (such as home equity loans and automobile and credit card receivables) are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. ABSs are typically bought or sold from or to the same entities that act as primary dealers in U.S. government securities.

Certain of the ABSs in which the Fund will invest will be guaranteed by the Small Business Administration (“SBA”). The SBA is an independent agency of the United States, and ABSs guaranteed by the SBA carry a guarantee of both principal and interest backed by the full faith and credit of the United States. These ABSs may include pass-through securities collateralized by SBA-guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMs. These loans generally include commercial loans, such as working capital loans and equipment loans. The underlying loans are originally made by private lenders and are guaranteed in part by the SBA, the guaranteed portion of the loans constituting the underlying financial assets in these ABSs. In general, the collateral supporting ABSs is of shorter maturity than mortgage loans and may be less likely to experience substantial prepayments. Like MBSs, ABSs are often backed by a pool of assets representing the obligations of a number of different parties. Currently, pass-through securities collateralized by SBA-guaranteed loans and home equity loans are the most prevalent ABSs that are Adjustable Rate Securities.

ABSs are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, including MBSs, which could result in possible losses to the Fund. In addition, the secondary market for ABSs may not be as liquid as the market for other securities, including MBSs, which may result in the Fund’s experiencing difficulty in valuing ABSs.

U.S. Government Agencies or Instrumentalities.    MBSs issued or guaranteed by agencies or instrumentalities of the United States Government are generally considered to be of higher quality than those issued or guaranteed by nongovernmental entities.

Government National Mortgage Association.    GNMA is a wholly owned corporate instrumentality of the United States Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration (“FHA”) under the Housing Act, or Title V of the Housing Act of 1949 (“FHA

Loans”), or be guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

GNMA pass-through MBSs may represent a proportionate interest in one or more pools of the following types of mortgage loans: (a) fixed rate level payment mortgage loans; (b) fixed rate graduated payment mortgage loans; (c) fixed rate growing equity mortgage loans; (d) fixed rate mortgage loans secured by manufactured (mobile) homes; (e) mortgage loans on multifamily residential properties under construction; (f) mortgage loans on completed multifamily projects; (g) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (h) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (i) mortgage-backed serial notes.

Federal National Mortgage Association.    FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a United States Government agency to add greater liquidity to the mortgage market, and was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. FNMA guarantees timely payment of principal and interest on FNMA MBSs. The obligations of FNMA are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship between FNMA and the United States, MBSs issued by FNMA are generally considered to be high quality securities with minimal credit risk.

Each FNMA pass-through MBS represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any government agency). The loans contained in those pools consist of: (a) fixed rate level payment mortgage loans; (b) fixed rate growing equity mortgage loans; (c) fixed rate graduated payment mortgage loans; (d) variable rate mortgage loans; (e) other adjustable rate mortgage loans; and (f) fixed rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation.    FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the sale of the mortgage loans in the form of MBSs.

The mortgage loans underlying FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set out in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

FHLMC guarantees (a) the timely payment of interest on all FHLMC MBSs, (b) the ultimate collection of principal with respect to some FHLMC MBSs and (c) the timely payment of principal with respect to other FHLMC MBSs. The obligations of FHLMC are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship of FHLMC to the United States, MBSs issued by FHLMC are generally considered to be high quality securities with minimal credit risk.

U.S. Small Business Administration.    The SBA is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses. The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA’s guarantee of the certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

Other Investments of the Legg Mason Partners Variable Adjustable Rate Income Portfolio

Fixed Rate MBSs.    Fixed rate MBSs in which the Fund may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. Like Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States Government or by the types of private issuers described above. The basic structures of fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index.

Stripped MBSs.    The Fund may invest in stripped MBSs (“SMBSs”), which are derivative multi-class mortgage-backed securities typically issued by the same types of issuers that issue MBSs. Unlike MBSs, SMBSs commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBSs contemplates one class (the principal only or “PO” class) receiving some of the interest and most of the principal from the underlying assets, and the other class (the interest only or “IO” class) receiving most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. Although the Fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class.

Although IO class SMBSs individually have greater market volatility than Adjustable Rate Securities, the Fund will seek to combine investments in IOs with other investments that have offsetting price patterns. The value of IOs varies with a direct correlation to changes in interest rates, whereas the value of fixed rate MBSs, like that of other fixed rate debt securities, varies inversely with interest rate fluctuations. Therefore, active management of IOs in combination with fixed rate MBSs is intended to add incremental yield from changes in market rates while not materially increasing the volatility of the Fund’s net asset value.

The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying Mortgage Assets experience greater-than-anticipated payments of principal, the Fund may fail to recoup fully its initial investment in IOs. The sensitivity of an IO that represents the interest portion of a particular class as opposed to the interest portion of an entire pool to interest rate fluctuations may be increased because of the characteristics of the principal portion to which it relates.

Foreign Securities.    The Fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities.

Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

Municipal Obligations.    The Fund may invest up to 5% of its total assets in obligations issued by state and local governments, political subdivisions, agencies and public authorities (“Municipal Obligations”). Any Municipal Obligation that is backed directly or indirectly by U.S. Treasury securities or the full faith and credit of the United States Government will be considered by the sub-adviser to have the highest rating.

Short Sales.    The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in securities positions it holds in similar securities and in order to maintain portfolio flexibility.

The Fund may make short sales “against the box” without complying with the limitations described above. In a short sale against the box transaction, the Fund, at the time of the sale, owns or has the immediate and unconditional right to acquire at no additional cost the identical security sold. This is distinguished from a “naked short,” in which the Fund does not own or have the right to acquire the security sold.

To complete a short sale, the Fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund from the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker, which collateral consists of cash or U.S. government securities. In addition, the Fund will place in a segregated account an amount of cash, U.S. government securities or other liquid securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level such that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and will not be less than the market value of the securities at the time they were sold short.

The Fund will not enter into a short sale of securities if, as a result of the sale, the total market value of all securities sold short by the Fund would exceed 25% of the value of the Fund’s assets. In addition, the Fund may not (a) sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the Fund’s net assets or (b) sell short the securities of any class of an issuer to the extent of more than 2% of the outstanding securities of the class at the time of the transaction.

Transactions Involving Eurodollar Instruments.    The Fund may from time to time purchase Eurodollar instruments traded on the Chicago Mercantile Exchange. These instruments are in essence U.S. dollar-denominated futures contracts or options on futures contracts that are linked to the London Inter Bank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options on futures contracts to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options on futures contracts described below.

The Fund will provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

Legg Mason Partners Variable Money Market Portfolio

The Fund operates as a money market fund, and utilizes certain investment policies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, the Fund will not purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintain a dollar-weighted average portfolio maturity in excess of 90 days (securities used as collateral for repurchase agreements are not subject to these restrictions).

The Fund’s investments are limited to dollar denominated instruments that the Board determines present minimal credit risks and that are Eligible Securities at the time acquired by the Fund. The term Eligible Securities includes securities rated by the “Requisite NRSROs” in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. “Requisite NRSROs” means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (the “SEC”) are S&P, Moody’s, Fitch Inc. and Dominion Bond Rating Service Ltd. See Appendix A for a discussion of the ratings categories of the NRSROs.

The Fund may enter into repurchase agreements collateralized by U.S. government securities with any broker/dealer or other financial institution that is deemed creditworthy by the sub-adviser, under guidelines approved by the Company’s Board. The Fund will not enter into a repurchase agreement on behalf of the Fund if, as a result thereof, more than 10% of the Fund’s net assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days.

The following are also permitted investments for the Fund:

High Quality Commercial Paper.    The Fund’s purchase of commercial paper is restricted to direct obligations of issuers that at the time of purchase are Eligible Securities that are rated by at least one NRSRO in the highest category for short-term debt securities or comparable unrated securities. The Fund may invest without limit in the dollar-denominated commercial paper of foreign issuers.

High Quality Corporate Obligations.    Obligations of corporations that are: (1) rated AA or better by S&P or Aa or better by Moody’s or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations. The Fund will invest in corporate obligations only with remaining maturities of 13 months or less.

Bank Obligations.    Obligations (including CDs, bankers’ acceptances and fixed TDs) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation (“FDIC”) (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one CD is $100,000; therefore, CDs in denominations greater than $100,000 that are purchased by the Fund will not be fully insured. The Fund currently intends to limit its investment in fixed TDs with an ultimate maturity of from two business days to six months and will invest in such TDs only if, when combined with other illiquid assets of the Fund, not more than 10% of its assets would be invested in all such instruments. The Fund may also invest in securities of foreign branches of U.S. banks. Such investments involve considerations that are not ordinarily associated with investing in domestic CDs. The Fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the Fund may invest in fixed TDs of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toronto.

The purchase of obligations of foreign banks will involve similar investment and risk considerations that are applicable to investing in obligations of foreign branches of U.S. banks. These factors will be carefully considered by the sub-adviser in selecting investments for the Fund. See “Risk Factors.”

High Quality Municipal Obligations.    Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+, A-1, AA or better by S&P or MIG 2, VMIG 2, or Prime-1 or Aa or better by Moody’s or, if not rated, are determined by the sub-adviser to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance the Fund’s yield. The Fund will not invest more than 10% of its total assets in municipal obligations.

The Fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Fund may realize a gain or loss.

As a matter of fundamental policy, the Fund may borrow money from banks for temporary purposes but only in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The Fund will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes. The Fund may also lend its portfolio securities to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 20% of the Fund’s total assets, taken at value.

Notwithstanding any of the foregoing investment policies, the Fund may invest up to 100% of its assets in U.S. government securities.

Legg Mason Partners Variable Social Awareness Stock Portfolio

Set forth below is a discussion of certain nonfundamental investment policies and investment strategies for the Fund.

The Fund’s investment objective is long-term capital appreciation and retention of net investment income. The Fund seeks to fulfill this objective by selecting investments, primarily equity securities, that the sub-adviser determines meet its investment screen, based on analysis of data, and, to the extent possible, certain social criteria. The sub-adviser has discretion to determine the source for the data.

The Fund normally invests 80% of its assets in equity securities (“80% investment policy”). The portfolio manager generally selects common stocks that are diversified across industries and companies. For defensive purposes or for temporary investment of cash flows, however, the Fund may invest in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including U.S. government securities.

Social Criteria.    The sub-adviser uses certain supportive social criteria in seeking common stocks that are acceptable investments for the Fund. Supportive criteria are such factors as favorable attitudes toward preserving the environment, waste management strategies, and supportive employee work environments. Companies are avoided as unacceptable investments for the Fund if a significant portion of their revenues, as determined by the sub-adviser, is derived from: (1) producing tobacco, tobacco products, alcohol, or military defense systems, or (2) providing military defense related services or (3) gambling services. These investment restrictions are not fundamental and may be changed without shareholder approval.

The Fund’s principal objective does not preclude it from realizing short-term gains when the sub-adviser believes that conditions suggest the Fund’s long-term goal is best accomplished by such short-term transactions.

Further, if a company fails to meet the Fund’s social criteria after the Fund has purchased the company’s common stock, or if the Fund inadvertently acquires a security that is not an acceptable investment, the sub-adviser may determine to sell such securities within a reasonable period of time. However, the sub-adviser does not anticipate engaging in active and frequent trading as it generally manages the Fund in a “buy and hold” style.

Operating Policies.    Changes in the Fund’s investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The Fund’s investments will not be concentrated in any one industry, which means that no more than twenty-five percent of the value of its assets will be invested in any one industry. While the Fund may occasionally invest in foreign securities through American Depositary Receipts (“ADRs”), it is not anticipated that such investments will, at any time, account for more than 10% of its investment portfolio.

The Fund’s assets generally are kept fully invested except that: (1) sufficient cash may be kept on hand reasonably to provide for contract obligations, and (2) reasonable amounts of cash, U.S. government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investments in accordance with its investment policies. When the sub-adviser determines that investments of other types may be advantageous for defensive purposes or for temporary investment of cash flows, however, investments may be made in cash and cash investments, bonds, notes, or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including U.S. government securities.

The Fund may also invest assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Fund has undertaken that it will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

The Fund does not intend to make short sales of securities or make purchases on margin, except for short-term credits that are necessary for the clearance of transactions, except as permitted under the 1940 Act.

In pursuing its objective, the Fund currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under “Investment Restrictions.”

INVESTMENT PRACTICES

Each of the following investment practices is subject to any limitations set forth under “Investment Objectives and Management Policies” or under “Investment Restrictions.” See “Risk Factors” for additional information about the risks of these investment practices.

Equity Securities

Common Stocks (each Fund except Legg Mason Partners Variable Money Market Portfolio).    Each Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks include securities issued by limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Convertible Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio).    Each Fund may invest in convertible securities, which are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Like fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Synthetic Convertible Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio).    Each Fund may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on Nasdaq or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.

Warrants or Rights (each Fund except Legg Mason Partners Variable Money Market Portfolio).    Warrants or rights may be acquired by each Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Each Fund has undertaken that its investment in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

Real Estate Investment Trusts (“REITs”) (each Fund except Legg Mason Partners Variable Money Market Portfolio).    Each Fund may invest without limitations in shares of REITs, except for AIM Capital Appreciation which may invest up to 15% of its assets in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may also include operating or finance companies. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Generally, a REIT is not taxed on its income that it distributes to its shareholders provided the REIT complies with several requirements of the Code. A mortgage trust can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate.

Investment Company Securities (each Fund).    The Fund may invest in investment company securities including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investment companies are professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. The expenses would be in addition to those paid by the Fund for similar services. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Generally, the Fund may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

Indexed Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio).    The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency- indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Fixed Income Securities

Corporate Debt Obligations (each Fund).    Each Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities (each Fund).    Each Fund may invest in U.S. government securities, which are debt obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including

Treasury bills, notes and bonds, certain mortgage participation certificates and CMOs) or by its agencies and instrumentalities and government-approved enterprises (such as GNMA, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, FHLMC, the U.S. Postal Service, the Federal Financing Bank and FNMA). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Banks) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of FNMA and the Student Loan Marketing Association) are supported only by the credit of the instrumentality.

Zero Coupon, Pay-In-Kind and Delayed Interest Securities (Legg Mason Partners Variable High Income and Legg Mason Partners Variable Adjustable Rate Income Portfolios).    Each Fund may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Zero-coupon and delayed interest securities are issued at a significant discount from their principal amount. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt a fund is typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Mortgage-Backed Securities (Legg Mason Partners Variable High Income and Legg Mason Partners Variable Adjustable Rate Income Portfolios).    Each Fund may invest in mortgage-backed securities, which are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are “passed through” to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA; or guaranteed by agencies or instrumentalities of the U.S. Government (such as FNMA or FHLMC which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage pass-through securities may also be issued by non governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC’s national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may also buy mortgage-related securities without insurance or guarantees.

Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series of classes of the obligations.

Asset-Backed Securities (Legg Mason Partners Variable High Income, Legg Mason Partners Variable Adjustable Rate Income and Legg Mason Partners Variable Money Market Portfolios).    Each Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

Loan Participations, Assignments and Other Direct Indebtedness (Legg Mason Partners Variable High Income Portfolio).    The Fund may invest a portion of its assets in loan participations (“Participations”) and other direct claims against a borrower. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the Fund’s having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

The Fund will acquire Participations only if the lender interpositioned between the Fund and the borrower is determined by management to be creditworthy.

Corporate Loans (Legg Mason Partners Variable High Income Portfolio).    The Fund may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet their interest and/or principal payment obligations. The occurrence of such default would have an adverse affect on the Fund’s net asset value. Corporate loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or that are secured with collateral.

The Fund may also acquire an interest in corporate loans by purchasing both Participations in and Assignments of portions of corporate loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the Fund having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund will acquire Participations only if the lender interpositioned between the Fund and the borrower is determined by management to be creditworthy. When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the Fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its net asset value. The Fund’s policy limiting its illiquid securities will be applicable to investments in corporate loans.

Foreign Investments

Depositary Receipts (each Fund except Legg Mason Partners Variable Money Market Portfolio).    For many foreign securities, there are U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Because ADRs trade on United States securities exchanges, they are not generally treated as foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. EDRs, which sometimes are referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and GDRs, EDRs, and CDRs, in bearer form, are designed for use in European securities markets. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. By investing in depositary receipts rather than directly in foreign issuers’ stock, a fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market for many depositary receipts. The information available for depositary receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

Emerging Markets (Legg Mason Partners Variable International All Cap Growth and Legg Mason Partners Variable High Income Portfolios).    Emerging market countries include any country determined by the manager or subadviser, as the case may be, to have an emerging market economy, taking into account a number of factors, including the country’s foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The manager or subadviser determines an issuer’s principal trading market for its securities and the source of its revenues and assets. The issuer’s principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; or (d) the issuer has 50% or more of its assets in that country.

Money Market Securities

Commercial Bank Obligations (each Fund).    For the purposes of each Fund’s investment policies with respect to bank obligations (such as CDs, TDs and bankers’ acceptances), obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. See “Investment Risks.” Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of at least U.S. $500 million (or the equivalent thereof), this U.S. $500 million figure is not a fundamental investment policy or restriction of the Funds. For calculation purposes with respect to the U.S. $500 million figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Commercial Paper (each Fund).    Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund, except Legg Mason Partners Variable Money Market Portfolio, therefore, may not invest in a master demand note, if as a result more than 15% of the value of each such Fund’s net assets would be invested in such notes and other illiquid securities. Legg Mason Partners Variable Money Market Portfolio may not invest in such notes if more than 10% of the value of its total assets would be invested in such notes and other illiquid securities.

Certificates of Deposit (each Fund).    Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The Legg Mason Partners Variable Social Awareness Stock Portfolio does not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers’ acceptances or other similar obligations issued by foreign banks.

Bankers’ Acceptances (each Fund).    Bankers’ acceptances in which the Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers’ acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

Letters of Credit (each Fund).    The Funds may also engage in trades of commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the sub-advisor (and, if applicable, LMPFA), are of investment quality comparable to other permitted investments of the Fund may be used for letters of credit-backed investments.

Other Investment Practices

Illiquid and Restricted Securities (each Fund).    Each Fund (except Legg Mason Partners Variable Money Market Portfolio) may invest up to 15% of its net assets in securities that are restricted as to resale (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”).

Legg Mason Partners Variable Money Market Portfolio may invest up to 10% of its net assets in such securities. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and may include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the “1933 Act”) and Rule 144A securities. In most instances restricted securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If the Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Fund will not bear the expense of such registration. In determining securities subject to the percentage limitation, the Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter and other securities subject to restrictions on resale. Some restricted securities can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Board may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to a Fund’s restriction on illiquid investments. The Board has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Repurchase Agreements (each Fund).    Each Fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Fund at an agreed-upon future date, normally the next business day. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York’s list of primary reporting dealers, in each case meeting the sub-adviser’s (and, if applicable, LMPFA’s) credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the Fund holds the security and which is not related to the coupon rate on the purchased security. If the seller defaults, realization upon the collateral by the Fund may be delayed or limited or the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. It is the policy of each Fund (except the Legg Mason Partners Variable Money Market Portfolio) not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a Fund amount to more than 15% of that Fund’s net assets. The Legg Mason Partners Variable Money Market Portfolio may not invest in such securities if any such investment together with any other illiquid assets held by it amount to more than 10% of its total assets.

Reverse Repurchase Agreements (Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Aggressive Growth, Legg Mason Partners Variable Mid Cap Core, Legg Mason Partners Variable Adjustable Rate Income and Legg Mason Partners Variable Social Awareness Stock Portfolios).    Each Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Repurchase agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when management believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating Fund’s assets. The Fund’s custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements will be treated as borrowings and will be considered in the Fund’s overall borrowing limitation.

Borrowing and Leverage (each Fund).    Each Fund may borrow from banks, on a secured or unsecured basis. If the Fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as “leverage.” Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Aggressive Growth and Legg Mason Partners Variable Adjustable Rate Income Portfolios are the only funds that will utilize leverage. Should any Fund engage in leverage, immediately after such borrowing the value of its assets, including the amount borrowed, less liabilities, must be equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

“Dollar Roll” Transactions (Legg Mason Partners Variable Adjustable Rate Income Portfolio).    The Fund may enter into “dollar roll” transactions pursuant to which the Fund sells fixed income or mortgage backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

Since the Fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the Fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the Fund that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the Fund and will be subject to the Fund’s overall borrowing limitation. Dollar roll transactions are considered speculative.

Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that the Fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

Securities Lending (each Fund).    Each Fund may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Fund may pay reasonable finders, administrative and custodial fees. From time to time a Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund, Legg Mason, of which the sub-adviser is a wholly-owned subsidiary, or CGMI, one of the Fund’s co-distributors, and is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned.

Management will limit such lending to not more than the percentages shown below:

Fund	Limit as a % of Total Assets
Legg Mason Partners Variable International All Cap Growth Portfolio	15%
Legg Mason Partners Variable Large Cap Value Portfolio	20%
Legg Mason Partners Variable Aggressive Growth Portfolio	33 1/3%
Legg Mason Partners Variable Mid Cap Core Portfolio	33 1/3%
Legg Mason Partners Variable High Income Portfolio	20%
Legg Mason Partners Variable Money Market Portfolio	33 1/3%
Legg Mason Partners Variable Large Cap Growth Portfolio	33 1/3%
Legg Mason Partners Variable Adjustable Rate Income Portfolio	33 1/3%
Legg Mason Partners Variable Social Awareness Stock Portfolio	33 1/3%

Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund’s investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing Funds will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom management deems to be of good standing and will not be made unless, in the judgment of management, the interest to be earned from such loans would justify the risk.

By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the Fund’s right to vote the securities.

When-Issued, Delayed Delivery and Forward Commitment Securities.    Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by a Fund prior to the actual delivery or payment by the other party to the transaction. A Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date.

Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. Each Fund’s custodian will maintain, in a segregated account on behalf of the Fund, cash, U.S. government securities or other liquid securities having a value equal to or greater than the Fund’s purchase commitments; the custodian will likewise segregate securities sold on a delayed basis. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s net asset value per share. To the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed-delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

Short Sales Against the Box (Legg Mason Partners Variable Adjustable Rate Income, Legg Mason Partners Variable High Income and Legg Mason Partners Variable Social Awareness Stock Portfolios).    Each Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales “against the box.” The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian.

Derivative Contracts

Futures, Options and Currency Transactions (each Fund except Legg Mason Partners Variable Aggressive Growth and Legg Mason Partners Variable Money Market Portfolios).    Each Fund may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities or contracts based on financial indices including interest rates or an index of U.S. government or foreign government securities or equity or fixed-income securities (“futures contracts”), and may buy and write put and call options to buy or sell futures contracts (“options on futures contracts”). A call option written by a Fund is “covered” if the Fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds, on a share-for-share basis, a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written, if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the Fund’s books. When a Fund buys or sells a futures contract it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. An option on a futures contract gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date.

Except as noted below the Funds will not enter into transactions in futures contracts and options on futures contracts for speculation and will not enter into such transactions other than to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Fund’s securities or the prices of securities which the Fund is considering buying at a later date. The Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Large Cap Value, Legg Mason Partners Variable Large Cap Growth, Legg Mason Partners Variable Mid Cap Core and Legg Mason Partners Variable High Income Portfolios, however, may enter into futures contracts and options on futures contracts for non-hedging purposes consistent with applicable law.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, each Fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. Each Fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a Fund’s long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Writing Covered Call Options (Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Large Cap Value, Legg Mason Partners Variable Mid Cap Core, Legg Mason Partners Variable High Income, Legg Mason Partners Variable Social Awareness Stock and Legg Mason Partners Variable Adjustable Rate Income Portfolios).    Each Fund may write (sell) covered call options. A Fund may write (sell) covered call options for hedging purposes or to increase its portfolio return. Covered call options will generally be written on securities and currencies which, in the opinion of management, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. Management believes that the writing of covered call options is less risky than writing uncovered or “naked” options, which the Funds will not do.

Securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund’s investment objective. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option’s expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund’s custodian. Each Fund does not consider a security or currency covered by a call option to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

The premium a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, management will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be a market risk with respect to the security or currency.

Each Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by each Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

Each Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

Purchasing Call Options (Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Large Cap Value, Legg Mason Partners Variable Mid Cap Core, Legg Mason Partners Variable High Income, Legg Mason Partners Variable Social Awareness Stock and Legg Mason Partners Variable Adjustable Rate Income Portfolios).    Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return.

Purchasing Put Options (Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Large Cap Value, Legg Mason Partners Variable Mid Cap Core, Legg Mason Partners Variable High Income, Legg Mason Partners Variable Social Awareness Stock and Legg Mason Partners

Variable Adjustable Rate Income Portfolios).    Each Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Each Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when management deems it desirable to continue to hold the security or currency. The premium paid for the put option and any transaction costs would reduce any gains otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, which will be calculated as described in “Determination of Net Asset Value” in this SAI. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Writing Put Options (Legg Mason Partners Variable Adjustable Rate Income Portfolio).    The Fund may write put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, which increases the Fund’s return. The Fund will write only covered put options, which means that so long as the Fund is obligated as the writer of the option it will have placed and maintained cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions to terminate put options that it has written.

Options on Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio).    In an effort to reduce fluctuations in net asset value or to increase portfolio return, the Funds may write covered put and call options and may buy put and call options and warrants on securities traded on U.S. and foreign securities exchanges. The purpose of such transactions is to hedge against changes in the market value of portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. A Fund may write and buy options on the same types of securities that the Fund could buy directly and may buy options on financial indices as described below with respect to futures contracts. There are no specific limitations on the writing and buying of options on securities except as noted above.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid, and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by the Fund were permitted to expire without being sold or exercised, the Fund would lose the amount of the premium.

Although they entitle the holder to buy equity securities, options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

If a put or call option written by a Fund were exercised, the Fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

Each Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by management for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund’s obligations under an option written by the Fund, as the case may be, will be subject to the Fund’s limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when management believes it would be advantageous for the Fund to do so.

Options on Foreign Currencies (Legg Mason Partners Variable High Income, Legg Mason Partners Variable Mid Cap Core, Legg Mason Partners Variable Large Cap Growth, Legg Mason Partners Variable Large Cap Value and Legg Mason Partners Variable International All Cap Growth Portfolios).    Each Fund may buy put and call options and may write covered put and call options on foreign currencies to hedge against declines in the U.S. dollar value of foreign currency-denominated securities held by the Fund and against increases in the U.S. dollar cost of foreign currency-denominated securities being considered for purchase by the Fund. As in the case of other options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund’s options position, the option may expire worthless and the Fund will lose the amount of the premium. There is no specific percentage limitation on each Fund’s investments in options on foreign currencies.

A put option on currency gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

A Fund’s ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. Any OTC options acquired by a Fund and assets used as “cover” for OTC options written by the Fund would be considered illiquid and subject to each Fund’s limitation on investing in such securities.

Options on Securities Indices (Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Mid Cap Core, Legg Mason Partners Variable Social Awareness Stock, Legg Mason Partners Variable Large Cap Value, Legg Mason Partners Variable Large Cap Growth, Legg Mason Partners Variable High Income, and Legg Mason Partners Variable Adjustable Rate Income Portfolios).    Each Fund may enter into options on securities indices. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of options on securities indices, upon exercise thereof, are in cash, and the gain or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index is based) rather than price movements in individual securities, as is the case with respect to options on securities.

When a Fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract’s value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Except as provided below, each Fund intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which each Fund has in place with such primary dealers will provide that each Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. Each Fund will treat all or a part of the formula price as illiquid for purposes of the Fund’s limit on investment in illiquid securities. Each Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of the Fund’s limit on investment in illiquid securities.

Forward Currency Transactions (Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable Mid Cap Core, Legg Mason Partners Variable High Income, Legg Mason Partners Variable Large Cap Growth and Legg Mason Partners Variable Large Cap Value Portfolios).    Each Fund may enter into forward foreign currency exchange contracts (“forward currency contracts”) to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed-upon price (which may be in U.S. dollars or a foreign currency) at a future date, which is individually negotiated between currency traders and their customers. A Fund may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”). Additionally, when a Fund believes that a foreign currency in which its securities are denominated may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward currency contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in that currency, or, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward currency contract to buy that foreign currency for a fixed U.S. dollar amount (“position hedge”). A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase of investments denominated in that currency but has not yet done so (“anticipatory hedge”). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract with respect to a different foreign currency when the Fund believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the Fund are denominated (“cross hedge”). Each Fund may invest in forward currency contracts with stated contract values of up to the value of the Fund’s assets.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. A Fund, however, may enter into forward contracts with deposit requirements or commissions.

A Fund also may enter into forward contracts to buy or sell at a later date instruments in which the Fund may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A Fund may also enter into currency swaps where each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate.

Interest Rate, Securities Index, Financial Futures and Currency Futures Contracts.    Each Fund may enter into interest rate, securities index and financial futures contracts (each Fund except Legg Mason Aggressive Growth and Legg Mason Money Market Portfolios). Legg Mason High Income, Legg Mason Mid Cap Core, Legg Mason Large Cap Growth, Legg Mason Large Cap Value and Legg Mason International All Cap Growth Portfolios may enter into currency future contracts. A Fund may enter into futures contracts as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. A Fund’s hedging may include holding futures as an offset against anticipated changes in interest or currency exchange rates. A Fund may also enter into futures contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

The principal interest rate and currency futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are traded in London at the London International Financial futures Exchange.

Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts.

Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in futures contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

“Margin” with respect to futures contracts is the amount of funds that must be deposited by a Fund with a broker in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit made when the futures contract is entered into (“initial margin”) is intended to assure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, each Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on its margin deposits.

Options on Futures Contracts (each Fund except Legg Mason Partners Variable Aggressive Growth and Legg Mason Partners Variable Money Market Portfolios).    Each Fund may enter into options on futures contracts. Options on futures contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on futures, each Fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above). Such options would be used in a manner identical to the use of options on futures contracts.

To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

Swaps and Swap-Related Products (Legg Mason Partners Variable International All Cap Growth, Legg Mason Partners Variable High Income and Legg Mason Partners Variable Adjustable Rate Income

Portfolios).    As one way of managing its exposure to different types of investments, each Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

A Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if management determines it is consistent with the Fund’s investment objective and policies.

A Fund may enter into swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, management and each Fund believes such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by its custodian. If a Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of such Fund’s accrued obligations under the agreement. A Fund will not enter into any swap, cap, floor or collar transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. The most significant factor in the performance of swaps, caps, floors and collars is the change in specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If management is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

New options and futures contracts and various combinations thereof continue to be developed and a Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory and tax requirements applicable to investment companies.

RISK FACTORS

General.    Investors in each Fund other than Legg Mason Partners Variable Money Market Portfolio should realize that risk of loss is inherent in the ownership of any securities and that each Fund’s net asset value will fluctuate, reflecting the fluctuations in the market value of its portfolio positions. The following sections describe some of the important risk factors involved in connection with the types of investments or investment practices indicated. See “Investment Objectives and Management Policies” and “Investment Practices” for a description of the permissible investments and investment practices of each Fund.

Fixed Income Securities.    Investments in fixed income securities may subject the Funds to risks, including the following.

Interest Rate Risk.    When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk.    Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk.    Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Fund will suffer from the inability to invest in higher yield securities.

Foreign Securities (in general).    Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political, social, economic and diplomatic developments, the possible imposition of exchange controls or other foreign governmental laws or restrictions and, with respect to certain countries, the possibility of expropriation of assets, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Funds. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Non-U.S. securities markets, while growing in volume, have for the most part substantially less volume than U.S. markets, and there is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Dividend and interest income (and, in some cases, capital gains) from non-U.S. securities will generally be subject to withholding or other taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Delays may be encountered in settling securities transactions in certain foreign markets, and the Funds will incur costs in converting foreign currencies into U.S. dollars. Investments in foreign securities also may result in higher expenses due to the costs of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expenses of maintaining securities with foreign custodians, the imposition of transfer taxes or transaction charges associated with foreign exchanges or foreign withholding taxes. There is also a risk of the adoption of government regulations that might adversely affect the payment of principal and interest on securities held by a Fund. In addition, a Fund may encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Finally, changes in foreign currency exchange rates will, to the extent a Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

Emerging Markets Securities.    Because of the special risks associated with investing in emerging markets, an investment in a fund that invests in emerging markets may be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which maybe represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Funds will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the Funds could lose a substantial portion or all of their investments in such countries. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Funds’ investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. Many emerging market countries have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities of certain emerging market countries.

Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from a Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Economic and Monetary Union (EMU).    As part of EMU, on January 1, 1999 11 European countries adopted a single common currency—the euro. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. The European Central Bank is responsible for setting the official interest rate within the euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition; however, EMU and the introduction of the euro present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Funds’ portfolios; (iv) there is uncertainty concerning the fluctuation of the euro relative to non-euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Funds.

Sovereign Debt.    Investments in the sovereign debt of foreign countries involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, and in turn a Fund’s net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund’s investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although management intends to manage each Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Russia and Mexico are among the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody’s. The Funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

Currency Risks.    The Funds that invest substantially in securities denominated in currencies other than the U.S. dollar, or that hold foreign currencies, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of each Fund’s shares and also may affect the value of dividends and interest earned by the Funds and gains and losses realized by the Funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

Real Estate Investment Trusts.    The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, a Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

Zero Coupon, Pay-In-Kind and Delayed Interest Securities.    The values of these securities may be highly volatile as interest rates rise or fall. In addition, a Fund’s investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security’s stated redemption price at maturity and its issue price is taxable income of the Fund each year.

The value of zero coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for a Fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

Ratings Categories.    General. In general, the ratings of NRSROs represent the opinions of these organizations as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that a

NRSRO might not change its rating of a particular issue to reflect subsequent events. These ratings may be used by a Fund as initial criteria for the selection of portfolio securities, but each Fund also will rely upon the independent advice of its manager or subadviser, as the case may be, to evaluate potential investments. Management will take various factors into consideration in evaluating the creditworthiness of an issue, whether rated or non-rated. These factors may include, among others, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the capabilities of the issuer’s management, and regulatory matters.

Investment Grade Categories.    Fixed income securities rated in the highest four ratings categories for long-term debt by a NRSRO are considered “investment grade.” Obligations rated in the lowest of the top four ratings (e.g., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics. Unrated securities will be considered to be investment grade if deemed by the manager or subadviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuer of such securities are rated Baa/ BBB or better. For a description of the ratings, see Appendix A.

Lower-Rated and Non-Rated Securities.    The Funds that may invest in debt securities rated below investment grade are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these Funds.

Generally, lower-quality securities offer a higher return potential than investment grade securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-quality securities and comparable non-rated securities will likely have large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by a Fund, with a commensurate effect on the value of the Fund’s shares.

The markets in which lower-quality securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a Fund to purchase and also may restrict the ability of a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of lower-quality securities to repay principal and pay interest thereon.

While the market values of lower-quality securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-quality securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-quality securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-quality securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities of Unseasoned Issuers.    The issuers of these securities may lack a significant operating history and be dependent on products or services without an established market share.

Borrowing and Leverage.    Leverage creates an opportunity for increased returns to shareholders of a Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a Fund’s shares and in the Fund’s yield. Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. By leveraging the Fund, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. Leverage will create interest or dividend expenses for a Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed Funds exceeds the interest and other charges the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to a Fund.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decision.

Loan Participations or Assignments.    The Funds may have difficulty disposing of assignments and loan participations. The liquidity of such securities is limited, and each Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on each Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s portfolio securities and calculating its net asset value.

Certain of the loan participations acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. A Fund’s ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a Fund will purchase, management will rely upon its own credit analysis (and not that of the original lending institution) of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass on to it amounts payable with respect to the loan and to enforce its rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Fund from receiving such amounts. In such cases, a Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Fund’s portfolio investments. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protection against fraud and misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on management’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that management determines that any such investments are illiquid, a Fund will include them in the limitations on investments in illiquid securities described below under “Investment Restrictions.”

Derivative Instruments.    In accordance with its investment policies, a Fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio managers’ expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

Market risk:    The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility:    Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative Fund in order to achieve an average portfolio volatility that is within the expected range for that type of Fund.

Credit risk:    The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund’s restrictions on illiquid investments.

Correlation risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio managers to assess the risk and reward of each such instrument in relation the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

Special Investment Considerations and Risks With Respect to Futures, Options and Currency Transactions and Swaps and Swap-Related Products.    The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a Fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a Fund may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

With respect to interest rate swaps, each Fund recognizes that such arrangements are relatively illiquid and will include the principal amount of the obligations owed to it under a swap as an illiquid security for purposes of the Fund’s investment restrictions except to the extent a third party (such as a large commercial bank) has guaranteed the Fund’s ability to offset the swap at any time.

A Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund, and the inability of the Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

In connection with its transactions in futures, options, swaps and forwards, each Fund may be required to place assets in a segregated account with the Fund’s custodian bank to ensure that the Fund will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the Fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Fund’s assets could impede implementation of the Fund’s investment policies or the Fund’s ability to meet redemption requests or other current obligations.

Particular Risks of Futures Contracts.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15%

decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund sets aside and commits to back the futures contract an amount of cash, U.S. government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. In the case of a futures contract sale, a Fund will either set aside amounts as in the case of a futures contract purchase, own the security underlying the contract, or hold a call option permitting the Fund to purchase the same futures contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Fund’s assets to cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Mortgage-Backed Securities.    To the extent a Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The yield generated by a Fund that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates.

Other Asset-Backed Securities.    The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans, while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security’s average maturity and limit the potential appreciation in the security’s value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security’s average life and its potential for price depreciation.

Adjustable Rate Securities.    The types of securities in which the Legg Mason Partners Variable Adjustable Rate Income Portfolio will invest have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these risks and special considerations are peculiar to Adjustable Rate Securities whereas others, most notably the risk of prepayments, pertain to the characteristics of MBSs or ABSs generally.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time, representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by the Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. The sub-advisers will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the Fund.

ABSs may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than MBSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed. Finally, the market for ABS may not be as liquid as that for MBSs.

The interest rate reset features of Adjustable Rate Securities held by the Fund will reduce the effect on the net asset value of Fund shares caused by changes in market interest rates. The market value of Adjustable Rate Securities and, therefore, the Fund’s net asset value, however, may vary to the extent that the current interest rate on the securities differs from market interest rates during periods between interest reset dates. The longer the adjustment intervals on Adjustable Rate Securities held by the Fund, the greater the potential for fluctuations in the Fund’s net asset value.

Investors in the Fund will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the Fund in response to market interest rates. The Fund and its shareholders will not benefit, however, from increases in market interest rates once those rates rise to the point at which they cause the rates on the Adjustable Rate Securities to reach their maximum adjustment rate, annual or lifetime caps. Because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of “locking-in” attractive rates for periods in excess of the adjustment period. In addition, mortgagors on loans underlying MBSs with respect to which the underlying Mortgage Assets carry no agency or instrumentality guarantee are often qualified for the loans on the basis of the original payment amounts; the mortgagor’s income may not be sufficient to enable it to continue making its loan payments as the payments increase, resulting in a greater likelihood of default.

Any benefits to the Fund and its shareholders from an increase in the Fund’s net asset value caused by declining market interest rates are reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the Fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. As a result, the Fund should not be viewed as consistent with an objective of seeking capital appreciation.

Options and Futures Markets.    Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If a sub-adviser’s predictions of movements in the direction of the securities and interest rate markets are not accurate, the adverse consequences to the Fund may leave the Fund in a worse position than if options or futures strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (a) dependence on a sub-adviser’s ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and futures contracts and options on futures contracts and movements in the prices of the securities being hedged; and (c) the skills needed to use these strategies being different from those needed to select portfolio securities. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at a particular time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds have adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the funds’ distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to LMPFA or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Directors and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the Board at its next regularly scheduled meeting.

Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of October 5, 2006, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination

State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestck	Daily	None
Factset	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay Before Dissemination
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
ITG	Daily	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
Bank of New York	Daily	None

INVESTMENT RESTRICTIONS

The Funds have adopted the following fundamental investment restrictions for the protection of shareholders. These restrictions cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of the Fund affected by the change, as defined under the 1940 Act (see “Other Information about the Company—Voting Rights”). Following the list of each Fund’s fundamental investment restrictions which is set forth below is a list of other policies or restrictions that are not fundamental. Investment policies and restrictions that are not fundamental may be changed by the Company’s Board without shareholder approval. If a Fund adheres to a percentage restriction at the time of an investment by the Fund, a later increase or decrease in percentage resulting solely from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of such percentage restriction. As discussed under “Proposed Investment Restrictions” below, the Company is proposing to change the fundamental investment restrictions with respect to the Funds.

Current Fundamental Investment Restrictions

Each of the Legg Mason Partners Variable International All Cap Growth and Legg Mason Partners Variable Large Cap Value Portfolios may not:

1. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

4. With respect to Legg Mason Partners Variable Large Cap Value Portfolio, borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

5. With respect to Legg Mason Partners Variable International All Cap Growth Portfolio, borrow money, except that (a) the Fund may borrow from banks under certain circumstances where the Fund’s Manager reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the Fund’s return from investments of the proceeds of the borrowing in Fund securities, or (ii) the meeting of redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

6. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

8. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of Legg Mason Partners Variable International All Cap Growth Portfolio or Legg Mason Partners Variable Large Cap Value Portfolio, each such Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

The following nonfundamental policies have also been adopted by Legg Mason Partners Variable International All Cap Growth Portfolio and Legg Mason Partners Variable Large Cap Value Portfolio, which may be changed by a vote of the Board at any time. Each Fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Have more than 15% of its net assets invested in puts, calls, straddles, spreads or combinations thereof.

3. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

4. Invest more than 5% of its total assets in any issuer with less than three years of continuous operation (including that of predecessors) or so-called “unseasoned” equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market.

5. Invest in any company for the purpose of exercising control of management.

6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days, or purchase OTC options or set aside assets to cover OTC options written by the Fund if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets. Subject to this limitation, the Company’s Board has authorized the Fund to invest in restricted securities if such investment is consistent with the Fund’s investment objective and has authorized such securities to be considered to be liquid to the extent the Manager determines on a daily basis that there is a liquid institutional market for such securities. The Board retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

7. Invest in securities of another investment company except as permitted by Section 12(d)(1)(A) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

The Legg Mason Partners Variable Large Cap Growth Portfolio may not:

1. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

In addition, the following nonfundamental policies have also been adopted by Legg Mason Partners Variable Large Cap Growth Portfolio. The Fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Invest in oil, gas or other mineral leases or exploration or development programs.

3. Write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the Fund’s investment objective and policies.

4. Invest in securities of another investment company except as permitted by Section 12(d)(1)(A) of the 1940 Act, or as part of a merger, consolidation or acquisition.

5. Purchase a security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

6. Make investments for the purpose of exercising control of management.

Each of the Legg Mason Partners Variable Aggressive Growth Portfolio and the Legg Mason Partners Variable Mid Cap Core Portfolio may not:

1. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2. Issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4. Borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) a Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), a Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that a Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with a Fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

In addition, the following nonfundamental policies have also been adopted by Legg Mason Partners Variable Aggressive Growth and Legg Mason Partners Variable Mid Cap Core Portfolios. Each Fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Invest in oil, gas or other mineral exploration or development programs.

3. Purchase or otherwise acquire any security if, as a result, more than 15% of each Fund’s net assets would be invested in securities that are illiquid.

4. Invest for the purpose of exercising control of management.

The Legg Mason Partners Variable High Income Portfolio may not:

1. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

3. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

6. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Notwithstanding any other investment restriction of the Legg Mason Partners Variable High Income Portfolio, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

The following nonfundamental investment policies have been adopted by the Legg Mason Partners Variable High Income Portfolio. The Fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

The Legg Mason Partners Variable Adjustable Rate Income Portfolio may not:

1. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies); and (d) investing in real estate investment trust securities.

7. Invest in a manner that would cause the Fund to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities and except that the Fund may pay initial or variation margin in connection with options or futures contracts.

9. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Fund’s net assets would be (a) deposited as collateral for the obligation to replace securities borrowed to effect the short sales and (b) allocated to segregated accounts in connection with the short sales. Short sales “against-the-box” are not subject to this restriction.

The following nonfundamental policies have been adopted by the Legg Mason Partners Variable Adjustable Rate Income Portfolio. The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Write or purchase puts, calls, straddles, spreads or combinations of those transactions, except as consistent with the Fund’s investment objectives and policies.

3. Purchase securities, other than MBSs, ABSs or U.S. government securities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after the purchase, more than 5% of the Fund’s total assets would be invested in such securities.

4. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies that invest in or sponsor those programs.

5. Make investments for the purpose of exercising control or management.

6. Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition of substantially all of the assets of another investment company.

7. Purchase or retain securities of any issuer if, to the knowledge of the Fund, any of the Fund’s officers or trustees or any officer or director of the sub-adviser or LMPFA individually owns more than 1/2 of 1% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

The Legg Mason Partners Variable Money Market Portfolio may not:

1. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

2. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds’ investment objective and policies); or (d) investing in real estate investment trust securities.

4. Invest more than 25% of its assets in the securities of issuers in any industry, except it may not invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and it reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of Legg Mason Partners Variable Money Market Portfolio, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

The following non-fundamental investment policies have been adopted by Legg Mason Partners Variable Money Market Portfolio. The Fund may not:

1. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund’s total assets. Subject to this limitation, the Board has authorized the Fund to invest in restricted securities if such investment is consistent with the Fund’s investment objective and has authorized such securities to be considered to be liquid to the extent the manager determines on a daily basis that there is a liquid institutional market for such securities. The Board retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

3. Write or purchase put or call options.

4. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

5. Purchase or sell oil and gas interests.

6. Invest in companies for the purposes of exercising control.

7. Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

The Legg Mason Partners Variable Social Awareness Stock Portfolio has adopted the following fundamental investment policies:

1. Diversification:    with respect to 75% of its assets, the Fund may not purchase a security other than a security issued or guaranteed by the U.S. government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2. Industry Concentration:    the Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on: (1) investments in U. S. government securities, in repurchase agreements covering U. S. government securities, in securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. Borrowing:    the Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund’s total assets.

4. Real Estate:    the Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

5. Lending:    the Fund may not make loans to other parties if, as a result, more than one third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

6. Commodities:    the Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

7. Underwriting:    the Fund may not be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

8. Senior Securities:    the Fund may not issue any class of senior securities except to the extent consistent with the 1940 Act.

The following non-fundamental investment policies have been adopted by Legg Mason Partners Variable Social Awareness Stock Portfolio:

1. Borrowing:    for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities (“leverage transactions”). (See Fundamental Policy No. 3, “Borrowing.”)

2. Liquidity:    the Fund will not invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Company’s Board.

3. Exercising Control of Issuers:    the Fund will not make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4. Other Investment Companies:    the Fund will not invest in securities of another investment company, except to the extent permitted by the 1940 Act and the rules, regulations and exemptions thereunder.

5. Purchasing on Margin:    the Fund will not purchase securities on margin, except that the may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts or other permissible investments shall not constitute purchasing securities on margin.

6. Lending:    the Fund will not lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund’s total assets.

7. Pledging:    the Fund will not pledge its assets except as permitted by the 1940 Act.

8. Shareholder Notice:    the Fund will notify shareholders at least 60 days prior to changing its 80% investment policy.

The Fund, irrespective of any fundamental or non-fundamental, operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote.

Proposed Fundamental Investment Restrictions

Fund shareholders recently approved several proposals, including the adoption of revised fundamental investment restrictions. The new fundamental restrictions with respect to each Fund are anticipated to take effect in the first quarter of 2007 and will be as follows:

1.  The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.  The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.  The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.  The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.  The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.  The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.  Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, (except that the Fund may invest without limit in obligations issued by banks).

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

Other Proposed Changes

The shareholders recently approved making each Fund’s investment objective non-fundamental. This is anticipated to take effect in the first half of 2007.

The Board has approved a reorganization pursuant to which (i) Legg Mason Partners Variable Large Cap Value Portfolio, a series of the Company (an “Acquired Fund”), would be acquired, and its liabilities assumed, by Legg Mason Partners Variable Investors Portfolio, a series of Legg Mason Partners Variable Portfolios I, Inc. (an “Acquiring Fund”), (ii) Legg Mason Partners Variable Large Cap Growth Portfolio, a series of Legg Mason Partners Variable Portfolios I, Inc. (also, an “Acquired Fund”) would be acquired, and its liabilities assumed, by Legg Mason Partners Variable Large Cap Growth Portfolio, a series of the Company (also, an “Acquiring Fund”) and (iii) Legg Mason Partners Variable Aggressive Growth Portfolio, a series of Legg Mason Partners Variable Portfolios II, and Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio, a series of Legg Mason Partners Investment Series (also, each an “Acquired Fund”), would each be acquired and its liabilities assumed, by Legg Mason Partners Variable Aggressive Growth Portfolio, a series of the Company (also, an “Acquiring Fund”). Each Acquired Fund would then be liquidated, and shares of the respective Acquiring Fund would be distributed to Fund shareholders.

Under the reorganizations, Fund shareholders would receive shares of an Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Fund shareholders as a result of the reorganizations.

Each reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials for reorganization (i) noted above were mailed in September 2006, proxy materials for reorganization (ii) noted above were mailed in November 2006 and proxy materials for reorganization (iii) noted above are expected to be mailed in December 2006. Shareholders of the Acquired Fund in reorganization (i) noted above approved the reorganization on October 19, 2006, and the reorganization is expected to occur on or about May 1, 2007. If the other reorganizations are approved by Fund shareholders, they are also expected to occur on or about May 1, 2007.

PORTFOLIO TURNOVER

Portfolio Turnover

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

For the fiscal years ended October 31, 2005 and 2006 the portfolio turnover rates were as follows:

	For the Fiscal Year Ended October 31:
Fund	2005	2006
Legg Mason Partners Variable International All Cap Growth Portfolio	21%	16%
Legg Mason Partners Variable Large Cap Value Portfolio	37%	44%
Legg Mason Partners Variable Large Cap Growth Portfolio	7%	20%
Legg Mason Partners Variable Aggressive Growth Portfolio	4%	0%
Legg Mason Partners Variable Mid Cap Core Portfolio	92%	107%
Legg Mason Partners Variable High Income Portfolio	33%	20%
Legg Mason Partners Variable Adjustable Rate Income Portfolio	68%	12%
Legg Mason Partners Variable Social Awareness Stock Portfolio	18%	6%

Although it is anticipated that most investments of each Fund (except Legg Mason Partners Variable Money Market Portfolio) will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when a Fund’s sub-adviser believes that portfolio changes are appropriate. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Portfolio turnover rates for Legg Mason Partners Variable Money Market Portfolio are not shown above because of the short-term nature of the investments owned by the Fund.

TAXATION

The following is a summary of certain material Federal income tax considerations that may affect the Funds and their shareholders. This summary does not address all of the potential Federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific Federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each Fund must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a fund-by-fund (rather than on a Company-wide) basis.

Each Fund intends to continue to qualify separately each year as a “regulated investment company” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnership.

Investments by a Fund in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided the Fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Contract owner’s control of the investments of a Separate Account may cause the Contract owner, rather than the participating insurance company, to be treated as the owner of the assets held by the Separate Account. If the Contract owner is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the Contract owner’s gross income. It is not known what standards will be set forth in such pronouncements or when, if ever, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described, or that the Company will not have to change the investment goal or investment policies of a Fund. The Board reserves the right to modify the investment policies of a Fund as necessary to prevent any such prospective rules and regulations from causing a Contract owner to be considered the owner of the shares of the Fund underlying the Separate Account.

Each Fund intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Fund as taxable income.

On October 31, 2006, the unused capital loss carryforwards, by Fund, were approximately as follows: Legg Mason Partners Variable International All Cap Growth: $                    , Legg Mason Partners Variable Large Cap Growth Portfolio: $                    , Legg Mason Partners Variable Aggressive Growth Portfolio: $                    , Legg Mason Partners Variable Mid Cap Core Portfolio: $                    , Legg Mason Partners Variable High Income Portfolio: $                    , Legg Mason Partners Variable Large Cap Value Portfolio: $                    , Legg Mason Partners Variable Adjustable Rate Portfolio: $                     and Legg Mason Partners Variable Social Awareness Stock Portfolio: $                    . For Federal income tax purposes, these amounts are available to be applied, by the Fund that has the carryforwards, against future capital gains of the respective Fund that are realized prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

October 31,
Name of Fund	2007		2008		2009		2010		2011		2012		2013
Legg Mason Partners Variable International All Cap Growth Portfolio		—		—	$		$		$			—		—
Legg Mason Partners Variable Large Cap Growth Portfolio		—	$		$		$		$		$		$
Legg Mason Partners Variable Aggressive Growth Portfolio		—		—		—		—		—		—		—
Legg Mason Partners Variable Mid Cap Core Portfolio		—		—		—		—		—		—		—
Legg Mason Partners Variable High Income Portfolio	$		$		$		$		$			—		—
Legg Mason Partners Variable Large Cap Value Portfolio		—		—		—	$		$			—		—

	October 31,
Name of Fund	2007	2008	2009	2010		2011	2012		2013
Legg Mason Partners Variable Adjustable Rate Portfolio	—	—	—		—	$	$		$
Legg Mason Partners Variable Social Awareness Stock Portfolio	—	—	—	$		$		—		—

The Code imposes a 4% nondeductible excise tax on any Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Each Fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of that Fund at net asset value and are includable in gross income of the Separate Accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Fund should fail to qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside a Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by such Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If any Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, such Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of a Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by a Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause a Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Each Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing is only a summary of certain material U.S. Federal income tax consequences affecting the Funds and the investors. Prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund’s shares will be determined on any day that the New York Stock Exchange (“NYSE”) is open. The NYSE is closed in celebration of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in class-specific expenses, the per share net asset value of each class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. The Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a Fund may not take place contemporaneously with the determination of the prices of investments held by such Fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. Eastern time on each day that the NYSE is open will not be reflected in a Fund’s net asset value unless management, under the supervision of the Company’s Board of Directors, determines that the particular event would materially affect the net asset value. As a result, a Fund’s net asset value may be significantly affected by such trading on days when a shareholder has no access to such Fund.

AVAILABILITY OF THE FUNDS

Investment in the Company is only available to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Company. However, the Company does not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of Fund shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to the Fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. Federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the Company should be established for variable annuity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

REDEMPTION OF SHARES

Redemption payments shall be made wholly in cash unless the Directors believe that economic conditions exist that would make such a practice detrimental to the best interests of a Fund and its remaining shareowners. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described above under “Determination of Net Asset Value” and a shareholder would incur brokerage expenses if these securities were then converted to cash.

MANAGEMENT

The Investment Managers

LMPFA serves as investment manager to each Fund pursuant to an investment management agreement (each, a “Management Agreement”) with the Company on behalf of the Fund that was approved by the Board, including a majority of the Independent Directors, on June 23, 2006. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Funds and other certain Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Under the Management Agreements, subject to the supervision and direction of the Fund’s Board, the manager has delegated the responsibility of managing each Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, makes investment decisions for the Fund, and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

All orders for transactions in securities on behalf of a Fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

Each Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually (a) by the Company’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Non-Interested Directors with such Non-Interested Directors casting votes in person at a meeting called for such purpose. The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable Adjustable Rate Income Portfolio is as follows:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 billion	0.550%
Next $1 billion	0.525%
Next $3 billion	0.500%
Next $5 billion	0.475%
Over $10 billion	0.450%

Prior to November 1, 2005, Legg Mason Partners Variable Adjustable Rate Income Portfolio paid the manager a management fee of 0.60% of its average daily net assets.

The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable Aggressive Growth Portfolio is as follows:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

Prior to November 1, 2005, Legg Mason Partners Variable Aggressive Growth Portfolio paid the manager a management fee of 0.80% of its average daily net assets.

The fee management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable High Income Portfolio is 0.60% of the Fund’s average daily net assets.

The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable International All Cap Growth Portfolio is as follows:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 billion	0.850%
Next $1 billion	0.825%
Next $3 billion	0.800%
Next $5 billion	0.775%
Over $10 billion	0.750%

Prior to November 1, 2005 Legg Mason Partners Variable International All Cap Growth Portfolio paid the manager a management fee of 0.75% of its average daily net assets.

The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable Large Cap Value Portfolio is as follows:

First $500 million	0.600%
Next $500 million	0.550%
Over $1 billion	0.500%

The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable Large Cap Growth Portfolio is as follows:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

Prior to November 1, 2005 Legg Mason Partners Variable Large Cap Growth Portfolio paid the manager a management fee of 0.750% on the first $5 billion of average daily net assets, 0.725% on the next $2.5 billion of average daily net assets, 0.700% on the next $2.5 billion and 0.650% of average daily net assets, over $10 billion.

The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable Mid Cap Core Portfolio is as follows 0.75% of the Fund’s average daily net assets.

The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable Money Market Portfolio is as follows:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

Prior to November 1, 2005, Legg Mason Partners Variable Money Market Portfolio paid the manager a management fee of 0.50% of its average daily net assets.

The management fee payable by the Fund under the Management Agreement for the Legg Mason Partners Variable Social Awareness Stock Portfolio is as follows:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $50 million	0.71%
Next $50 million	0.61%
Next $100 million	0.51%
Over $200 million	0.46%

Prior to November 1, 2005, Legg Mason Partners Variable Social Awareness Stock Portfolio paid the manager an investment advisory fee of 0.61% and an administrative fee of 0.06% of its average daily net assets.

Prior to July 31, 2006, SBFM served as the manager to each Fund pursuant to a prior management agreement. Fees payable to SBFM under the prior management agreement were payable as indicated above.

Management Fees.    The manager has agreed to voluntarily waive its fee to the extent that the aggregate expenses of each of the following Funds, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed the following percentage of the Fund’s average daily net assets for any fiscal year:

Fund	Percentage
	Class I	Class II
Legg Mason Partners Variable Large Cap Value Portfolio, Legg Mason Partners Variable Social Awareness Stock Portfolio, and Legg Mason Partners Variable Money Market Portfolio	1.25%	N/A
Legg Mason Partners Variable International All Cap Growth Portfolio	1.50%	N/A
Legg Mason Partners Variable Aggressive Growth Portfolio	1.00%	1.25%
Legg Mason Partners Variable Mid Cap Core Portfolio	0.95%	N/A

Each of these voluntary expense limitations shall be in effect until it is terminated by the manager and notice to shareholders is provided by supplement to the then-current Prospectus or SAI. The manager may terminate these voluntary expense limitations at any time. The manager has contractually agreed to waive its fees and/or reimburse expenses of Legg Mason Partners Variable Adjustable Rate Income Portfolio through a period of 16 months from October 31, 2005 so that net annual operating expenses, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification, will not exceed 1.00% of the Fund’s average daily net assets. This contractual arrangement may be terminated during the term only by written agreement of the Fund and the manager and with notice to shareholders by supplement to the then current Prospectus and SAI.

For the periods shown, each Fund paid SBFM the following management fee under a prior management agreement:

Fund	Fiscal Year Ended October 31, 2004	Fiscal Year Ended October 31, 2005	Fiscal Year Ended October 31, 2006
Legg Mason Partners Variable International All Cap Growth Portfolio	$1,540,393	$1,403,306	$
Legg Mason Partners Variable Large Cap Value Portfolio	2,303,815	1,957,470
Legg Mason Partners Variable Large Cap Growth Portfolio	3,010,901	2,936,582
Legg Mason Partners Variable Aggressive Growth Portfolio	6,441,853	8,084,509
Legg Mason Partners Variable Mid Cap Core Portfolio	758,853	890,458
Legg Mason Partners Variable High Income Portfolio	1,572,294	1,728,486
Legg Mason Partners Variable Money Market Portfolio**	2,689,274	2,458,420
Legg Mason Partners Variable Adjustable Rate Income Portfolio	93,092	196,871
Legg Mason Partners Variable Social Awareness Stock Portfolio*	N/A	460,861

**	The manager waived fees for the year ended October 31, 2006. If fees were not waived, the manager would have received $ in management fees.

The Subadvisers

The sub-adviser of each Fund performs the day-to-day portfolio management of each Fund, except that, LMPFA manages the cash and short-term investments of each Fund. The following is a list of each Fund, its applicable sub-adviser and the subadvisory fees paid by the manager to the applicable subadviser for the period from August 1, 2006 through December 31, 2006.

	Subadviser	Subadvisory Fees
Legg Mason Partners Variable International All Cap Growth Portfolio	ClearBridge	$
Legg Mason Partners Variable Large Cap Value Portfolio	ClearBridge
Legg Mason Partners Variable Large Cap Growth Portfolio	ClearBridge
Legg Mason Partners Variable Aggressive Growth Portfolio	ClearBridge
Legg Mason Partners Variable Mid Cap Core Portfolio	ClearBridge
Legg Mason Partners Variable High Income Portfolio	Western Asset
Legg Mason Partners Variable Money Market Portfolio	Western Asset
Legg Mason Partners Variable Adjustable Rate Income Portfolio	Western Asset
Legg Mason Partners Variable Social Awareness Stock Portfolio	ClearBridge

ClearBridge, a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022, serves as the subadviser to certain Funds noted above pursuant to a sub-advisory agreement between the manager and ClearBridge that was approved by the Board, including a majority of the Independent Directors, on June 23, 2006 (a “Sub-Advisory Agreement”).

Western Asset, a subsidiary of Legg Mason located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as the subadviser to certain Funds noted above pursuant to a sub-advisory agreement between the manager and Western Asset that was approved by the Board, including a majority of the Independent Directors, on June 23, 2006 (a “Sub-Advisory Agreement”).

Under each Subadvisory Agreement, the subadviser is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of Fund assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term investments that is performed by LMPFA, manage a Fund’s portfolio in accordance with the Fund’s stated investment objective(s) and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Funds, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Funds.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ written notice without penalty. The manager or the subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. The Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

As compensation for its sub-advisory services, the manager will pay a Fund’s Subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. Since the Sub-Advisory Agreement went into effect on August 1, 2006, no fees were paid by the manager to the subadviser under the Sub-Advisory Agreement during the Fund’s past three fiscal years.

Brandywine Global Investment Management, LLC (“Brandywine”) will become a subadviser for the Legg Mason Partners Variable International All Cap Growth Portfolio on or about May 1, 2007 pursuant to a subadvisory agreement between the manager and Brandywine that was approved by the Board including a majority of the Independent Directors. Brandywine is an affiliate of Legg Mason.

Legg Mason Investment Counsel, LLC (“LMIC”) will become a subadviser for the Legg Mason Partners Variable Social Awareness Stock Portfolio on or about May 1, 2007 pursuant to a subadvisory agreement between the manager and LMIC that was approved by the Board including a majority of the Independent Directors. LMIC is an affiliate of Legg Mason.

Expenses

In addition to amounts payable under its Management Agreement and the Distribution Plans (as discussed below), each Fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto and expenses related to a portfolio reorganization.

Code of Ethics.    Pursuant to Rule 17j-1 of the 1940 Act, the manager, the sub-advisers and the distributors have adopted Codes of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the manager, the sub-advisers and the distributors are on file with the SEC.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to each Fund’s portfolio managers. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Manager

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless otherwise noted, no accounts had fees based on performance.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Legg Mason Partners Variable Adjustable Rate Income Portfolio	S. Kenneth Leech	36 registered investment companies with $23.6 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management**

	Stephen A. Walsh	36 registered investment companies with $23.6 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management**

	Ronald D. Mass	1 registered investment company with $173 billion in total assets under management	0 other pooled investment vehicles with $0 billion in assets under management	9 other accounts with $4.85 billion in total assets under management

	Mark Lindbloom*	2 registered investment companies with $0.7 billion in total assets under management	1 other pooled investment vehicle with $0.2 billion in assets under management	11 other accounts with $2.0 billion in total assets under management

	Theresa Veres*	2 registered investment companies with $0.8 billion in total assets under management	1 other pooled investment vehicle with $0.3 billion in assets under management	0 other accounts with $0 billion in total assets under management

Legg Mason Partners Variable Aggressive Growth Portfolio	Richard A. Freeman*	13 registered investment companies with $10.7 billion in total assets under management	2 other pooled investment vehicles with $0.3 billion in assets under management	125,510 other accounts with $10.1 billion in total assets under management

Legg Mason Partners Variable High Income Portfolio	S. Kenneth Leech	36 registered investment companies with $23.6 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management**

*	Information provided as of October 31, 2006.
**	Includes 77 accounts managed, totaling $20.7 billion, for which advisory fee is performance-based.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Stephen A. Walsh	36 registered investment companies with $23.67 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management**

	Michael C. Buchanan	3 registered investment companies with $744 billion in total assets under management	2 other pooled investment vehicles with $2.13 billion in assets under management	10 other accounts with $1.41 billion in total assets under management

	Ian R. Edmonds	0 registered investment companies with $0 billion in total assets under management	0 other pooled investment vehicles with $0 billion in assets under management	1 other account with $46 billion in total assets under management

	Timothy J. Settel	0 registered investment companies with $0 billion in total assets under management	0 other pooled investment vehicles with $0 billion in assets under management	0 other account with $0 billion in total assets under management

Legg Mason Partners Variable Large Cap Growth Portfolio	Alan Blake*	17 registered investment companies with $6.7 billion in total assets under management	3 other pooled investment vehicles with $0.3 billion in assets under management	134,402 other accounts with $15.1 billion in total assets under management

Legg Mason Partners Variable Large Cap Value Portfolio	Robert Feitler*	17 registered investment companies with $8.1 billion in total assets under management	1 other pooled investment vehicle with $0.1 billion in assets under management	30,363 other accounts with $5.0 billion in total assets under management

	Mark McAllister*	17 registered investment companies with $8.1 billion in total assets under management	1 other pooled investment vehicle with $0.1 billion in assets under management	30,363 other accounts with $5.0 billion in total assets under management

Legg Mason Partners Variable Mid Cap Core Portfolio	Brian Angerame*	4 registered investment companies with $1.1 billion in total assets under management	1 other pooled investment vehicle with $0 billion in assets under management	3,333 other accounts with $0.1 billion in total assets under management

	Derek Deutsch*	4 registered investment companies with $1.1 billion in total assets under management	1 other pooled investment vehicle with $0 billion in assets under management	3,333 other accounts with $0.1 billion in total assets under management

*	Information provided as of October 31, 2006.
**	Includes 77 accounts managed, totaling $20.7 billion, for which advisory fee is performance-based.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Legg Mason Partners Variable International All Cap Growth Portfolio	Jeffrey J. Russell	4 registered investment companies with $0.2 billion in total assets under management	2 other pooled investment vehicles with $0.1 billion in assets under management	12,136 other accounts with $0.8 billion in total assets under management

Legg Mason Partners Variable Social Awareness Stock Portfolio	William Theriault	1 registered investment company with $0 billion in total assets under management	0 other pooled investment vehicles with $0 billion in assets under management	8 other accounts with $0 billion in total assets under management

Note: The numbers above reflect the overall number of portfolios managed by Ms. Veres and Messrs. Leech, Walsh, Buchanan, Edmonds, Settel, Mass and Lindbloom. In addition to the Funds, they also are involved in the management of portfolios advised by Western Asset and its affiliates, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Portfolio Manager Compensation

The description below relates to Western Asset, ClearBridge and their affiliates.

ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel. ClearBridge investment professionals who are employed concurrently by ClearBridge and also by another investment manager affiliated with Legg Mason may be compensated under that other investment manager’s compensation program.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Funds’ portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of Fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge revenue attributable to the team (largely management and related fees generated by Funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment term’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a Fund, the benchmark set forth in the Fund’s prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). ClearBridge may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable ClearBridge chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment Fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

With respect to the compensation of Ms. Veres and Messrs. Leech, Walsh, Buchanan, Edmonds, Settel, Mass and Lindbloom, Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, Western Asset employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other Funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager, the sub-advisers and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or a sub-adviser and the individuals that it employs. For example, the manager and each sub-adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and each sub-adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the sub-advisers and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. Clearbridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each Portfolio Manager. None of the portfolio managers own Fund shares because Fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

Fund	Portfolio Manager	Dollar Range of Ownership of Securities
Legg Mason Partners Variable Adjustable Rate Income Portfolio	S. Kenneth Leech Stephen A. Walsh Ronald D. Mass Mark Lindbloom Theresa Veres	none none none none none

Legg Mason Partners Variable Aggressive Growth Portfolio	Richard A. Freeman	none

Legg Mason Partners Variable High Income Portfolio	S. Kenneth Leech Stephen A. Walsh Michael C. Buchanan Ian R. Edmonds Timothy J. Settel	none none none none none

Legg Mason Partners Variable Large Cap Growth Portfolio	Alan Blake	none

Legg Mason Partners Variable Large Cap Value Portfolio	Robert Feitler Mark McAllister	none none

Legg Mason Partners Variable Mid Cap Core Portfolio	Brian Angerame Derek Deutsch	none none

Legg Mason Partners Variable International All Cap Growth Portfolio	Jeffrey J. Russell	none

Legg Mason Partners Variable Money Market Portfolio	Martin R. Hanley	none

Legg Mason Partners Variable Social Awareness Stock Portfolio	William Theriault	none

Proxy Voting Guidelines and Procedures

Although individual Directors may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Funds, as applicable, to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Fund, the Board of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the Funds as required for the Funds to comply with applicable rules under the 1940 Act.

Each subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted and are attached as Appendices B-D to this SAI.

Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge (1) by calling 1-888-425-6432, (2) on the Funds’ website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov. Proxy voting reports for the period ended June 30, 2006 are listed under the Company’s former name, Travelers Series Fund Inc.

Distribution

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Company’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the Company’s Board and by a majority of the Non-Interested Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005.

CGMI and LMIS may be deemed to be underwriters for purposes of the Securities Act of 1933.

The distributors’ obligation is an agency or “best efforts” arrangement under which the distributors are required to take and pay only for such shares of each Fund as may be sold to the public. The distributors are not obligated to sell any stated number of shares. The distribution agreements have an initial term of two years and are renewable from year to year thereafter if approved (a) by the Directors or by a vote of a majority of the Company’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to the agreements or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

Distribution Plan

The Company has adopted amended shareholder services and distribution plans (each, a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to the non-designated shares of the Legg Mason Partners Variable Adjustable Rate Income Portfolio and the Class II shares of the Legg Mason Partners Variable Aggressive Growth Portfolio and the Legg Mason Partners Variable Large Cap Growth Portfolio. Under each Plan, the distribution fee may be used by a distributor or a life insurance company offering a Separate Account for which the Legg Mason Partners Variable Adjustable Rate Income Portfolio, Legg Mason Partners Variable Aggressive Growth Portfolio and the Legg Mason Partners Variable Large Cap Growth Portfolio are funding mediums, for expenses related to such Funds including without limitation: (a) costs of printing and distributing the Fund’s prospectuses, statements of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature and other promotional material pertaining to the Fund and including materials intended for use within the insurance company or for broker-dealer use and reports for persons other than existing Contract owners; (c) an allocation of overhead and other branch office distribution-related expenses of a distributor or life insurance company; (d) payments made to, and expenses of, a distributor’s financial consultants, other broker-dealers, financial intermediaries and other persons who provide support or personal services to Fund shareholders in connection with the distribution of the Fund’s shares, including but not limited to, office space, equipment, communication facilities, answering routine inquiries regarding the Fund and its operations, processing shareholder transactions, promotional, advertising or marketing services intended for use within the insurance company, sub-accounting and recordkeeping services (in excess of ordinary payments made to the Fund’s transfer agent or other recordkeeper), obtaining Contract owner information and providing information about the Fund, cash value and premium allocation services, compensating sales personnel, training sales personnel regarding the Fund, holding seminars and sales meetings designed to promote the distribution of Fund shares, maintaining and servicing Contract accounts (including the payment of a continuing fee to financial consultants); and (e) personal service and/or maintenance of contract accounts with respect to Fund shares attributable to such accounts; provided, however, that (i) the distribution fee may be used by a distributor or insurance company to cover expenses primarily intended to result in the sale of shares, including, without limitation, payments to the distributor’s financial consultants and other persons as compensation for the sale of the shares and (ii) a distributor or life insurance company may retain portions of the distribution fee in excess of its expenses incurred. Under the Plans, Legg Mason Partners Variable Aggressive Growth Portfolio, Legg Mason Partners Variable Large Cap Growth Portfolio and Legg Mason Partners Variable Adjustable Rate Income Portfolio each pays a service and distribution fee not to exceed 0.25% of the average daily net assets of its shares.

Under their terms, the Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. The Plans may not be amended to increase the amount to be spent for the services provided by a distributor without shareholder approval, and all amendments of the Plans must be approved by the Directors in the manner described above. The Plans may be terminated with respect to a class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to any Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

The Plans were adopted because of their anticipated benefits to the Funds. These anticipated benefits include increased promotion and distribution of a Fund’s shares, an enhancement in a Fund’s ability to maintain accounts and improve asset retention and increased stability of net assets for a Fund.

For the fiscal year ended October 31, 2006, the Legg Mason Partners Variable Adjustable Rate Income Portfolio paid CGMI $             in fees under the prior distribution plan, of which $             was waived by CGMI. For the fiscal year ended October 31, 2006, CGMI incurred $             in distribution expenses for the Legg Mason Partners Variable Adjustable Rate Income Portfolio, consisting of:

Legg Mason Partners Variable Financial Consultant Compensation	Branch Expenses	Advertising Expenses	Printing Expenses	Total Expenses
$	$	$	$	$

Because Class II of Legg Mason Partners Variable Aggressive Growth Portfolio and the Legg Mason Partners Variable Large Cap Growth Portfolio had not yet commenced operations, no fees were paid under the Plans of those Funds for the fiscal year ending October 31, 2006.

Portfolio Transactions

Subject to such policies as may be established by the Board from time to time, each Fund’s sub-adviser is primarily responsible for a Fund’s portfolio decisions and the placing of a Fund’s portfolio transactions except that for Funds where ClearBridge acts as sub-adviser, the manager manages the cash and short-term investments of the Fund.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by each Fund for its three most recent fiscal years is set forth below.

Pursuant to each Management Agreement and Sub-Advisory Agreement, the manager and each applicable sub-adviser is authorized to place orders pursuant to its investment determinations for a Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and each sub-adviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital. In connection with the manager’s or a sub-adviser’s, as applicable, monitoring of its portfolio transactions for compliance with its policies, the manager and each sub-adviser utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the manager, a Sub-Adviser or its affiliates exercise investment discretion. The manager and sub-adviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or the sub-adviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. The manager or sub-adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or sub-adviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a Fund’s costs, neither the manager or any sub-adviser believes that the receipt of such brokerage and research services significantly reduces its expenses. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or a sub-adviser by brokers who effect securities transactions for a Fund may be used by the manager or sub-adviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or sub-adviser by brokers who effect securities transactions for other investment companies and accounts which the manager or sub-adviser manages may be used by the manager or sub-adviser, as applicable, in servicing a Fund. Not all of these research services are used by the manager or sub-adviser in managing any particular account, including the Funds.

Shown below are the total brokerage commissions paid by the Company for the fiscal years ended October 31, 2004, October 31, 2005 and October 31, 2006 on behalf of the Funds, the portion paid to CGMI and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During the fiscal year ended October 31, 2004, the total amount of commissionable transactions was $4,633,843,562, of which $125,600,548 (2.71%) was directed to CGMI and executed by unaffiliated brokers and $4,508,243,014 (97.29%) was directed to other brokers. During the fiscal year ended October 31, 2005, the total amount of commissionable transactions was $907,316,710, of which $70,356,561 (7.75%) was directed to CGMI and executed by unaffiliated brokers and $836,960,149 (92.25%) was directed to other brokers. During the fiscal year ended October 31, 2006, the total amount of commissionable transactions was $                    , of which $                 was directed to CGMI and executed by unaffiliated brokers and $                 was directed to other brokers.

Commissions:

Fiscal Year Ended	Total Brokerage Commissions	Commissions Paid to CGMI and Affiliates	To Others (for execution only)
October 31, 2004	$6,968,603	$144,949 (2.08%)	$6,823,654 (97.92%)
October 31, 2005	$1,192,520	$ 61,140 (5.13%)	$1,131,380 (94.87%)
October 31, 2006

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

As of December 1, 2005, CGMI ceased being an affiliated person of the Company or the Funds under the 1940 Act. As a result, the Funds are permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal).

In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the manager’s or a sub-adviser’s other clients. Investment decisions for each Fund and for the manager’s or sub-adviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the manager or sub-adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For the fiscal year ended October 31, 2006, the Funds held the following securities issued by their regular broker-dealers:

Issuer	D=Debt E=Equity	Par Value/Number of Shares
UBS AG
Bear Stearns & Co.
Morgan Stanley
Banc of America Securities
Deutsche Bank
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Deutsche Bank
Banc of America LLC
Goldman Sachs & Co.
UBS Securities
Morgan Stanley
Bear Stearns & Co
Merrill Lynch, Pierce, Fenner & Smith

OTHER INFORMATION ABOUT THE COMPANY

The Company, an open-end managed investment company, was incorporated in Maryland on February 22, 1994. The Company has an authorized capital of 6,000,000,000 shares with a par value of $.00001 per share. The Board has authorized the issuance of nine series of shares, each representing shares in one of nine separate Funds—Legg Mason Partners Variable International All Cap Growth Portfolio, Legg Mason Partners Variable Large Cap Value Portfolio, Legg Mason Partners Variable Large Cap Growth Portfolio, Legg Mason Partners Variable Aggressive Growth Portfolio, Legg Mason Partners Variable Mid Cap Core Portfolio, Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable Adjustable Rate Income Portfolio, Legg Mason Partners Variable Money Market Portfolio and Legg Mason Partners Variable Social Awareness Stock Portfolio. On April 3, 2006 the Company changed its name to Legg Mason Partners Variable Portfolios III, Inc. The assets of each Fund are segregated and separately managed and a shareowner’s interest is in the assets of the Funds in which he or she holds shares.

The Directors may authorize the creation of additional series of shares and additional classes of shares within any series. The investment objectives, policies and restrictions applicable to additional funds would be established by the Directors at the time such Funds were established and may differ from those set forth in the Prospectuses and this SAI. In the event of liquidation or dissolution of a Fund or of the Company, shares of a Fund are entitled to receive the assets belonging to that Fund and a proportionate distribution, based on the relative net assets of that Fund, of any general assets not belonging to that Fund that is available for distribution.

The Board authorized the creation of Class II shares of Legg Mason Partners Variable Large Cap Growth Portfolio and Legg Mason Partners Variable Aggressive Growth Portfolio on September 19, 2006. Prior to that date, both Funds issued one class of shares, which on or about May 1, 2007 will be designated Class I shares.

The Articles of Incorporation may be amended only upon the vote of a majority of the shares of capital stock of the Company outstanding and entitled to vote, and in accordance with applicable law, except for certain amendments that may be made by the Directors.

The Articles of Incorporation further provide that the Company shall indemnify its Directors, officers and employees against any liability to the Company or to a shareowner, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties. With the exceptions stated, the Articles of Incorporation provide that a Director, Officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Company.

The Company shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination of the corporation or any of the series of the corporation by action of the shareowners or by action of the Directors upon notice to the shareowners.

Licensing Agreement.    “Smith Barney” is a service mark of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment adviser, are not affiliated with Citigroup.

Proposed Changes.    The Board has approved a number of initiatives designed to streamline and restructure the fund complex, and the Company is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, each Fund will become a series of a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

A fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of a fund and requires a fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Voting Rights.    The Company offers its shares only for purchase by insurance company separate accounts and certain qualified plans. Thus, the insurance companies are technically the shareholders of the Company and, under the 1940 Act, are deemed to be in control of the Company. Nevertheless, with respect to any Company shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contractowners who own units in a separate account investment division which corresponds to shares in the Company in accordance with the procedures set forth in the prospectus for the applicable contract issued by the insurance company and to the extent required by law. Shares of the Company attributable to contractowner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the net income of that Fund as are declared in the discretion of the Directors. Shareowners are entitled to one vote for each share held and will vote by individual Fund except to the extent required by the 1940 Act. The Company is not required to hold shareowner meetings annually, although special meetings may be called for the Company as a whole, or a specific Fund, for purposes such as electing or removing Directors, changing fundamental policies or approving a management contract.

Shares of the Company entitle their owners to one vote per share; however, on any matter submitted to a vote of the shareowners, all shares then entitled to vote will be voted by individual Fund unless otherwise required by the 1940 Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a Fund would be voted upon only by shareowners of the Fund involved. Additionally, approval of an amendment to a Fund’s management or subadvisory agreement is a matter to be determined separately by that Fund. Approval of a proposal by the shareowners of one Fund is effective as to that Fund whether or not enough votes are received from the shareowners of the other Funds to approve the proposal as to that Fund except for matters on which shares of the Company must be voted in the aggregate.

The Directors themselves have the power to alter the number and the terms of office of the Directors, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act always at least a majority, but in most instances, at least two-thirds, of the Directors have been elected by the shareowners of the Company. Shares do not have cumulative voting rights and therefore the owners of more than 50% of the outstanding shares of the Company may elect all of the Directors irrespective of the votes of other shareowners.

Custodian.    State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each Fund. State Street, among other things, maintains a custody account or accounts in the name of a fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. State Street neither determines a fund’s investment policies, nor decides which securities the Fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as each Fund’s securities lending agent and receives a share of the income generated by such activities.

Transfer Agent.    PFPC, located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Funds’ transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each Fund, handles certain communications between shareholders and a fund and distributes dividends and distributions payable by a fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the applicable Fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the Fund’s transfer agent.

Legal Counsel.    Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to the Fund.

Independent Registered Public Accounting Firm.                                                                                            , has been selected as the Company’s independent registered public accounting firm, to audit and report on the financial statements and financial highlights of the Company for the fiscal year ending October 31, 2007.

As of December 13, 2006, to the knowledge of the funds, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned 5% or more of the outstanding shares of the Funds with the exception of the following:

Portfolio	Shareholder Name/Address	Shares Held	Percent
Legg Mason Partners Variable Adjustable Rate Income Portfolio	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	1,933,456.903	50.1692

	MetLife Life and Annuity Co of CT Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	1,702,881.303	44.1862

	MetLife Investors USA Ins. Co. MetLife Investors USA Separate Account A 5 Park Plaza—Suite 1900 Irvine, CA 92614-2549	206,982.094	5.3707

Legg Mason Partners Variable Money Market Portfolio	MetLife Ins. Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	296,970,569.950	61.4249

Portfolio	Shareholder Name/Address	Shares Held	Percent
	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	157,127,247.910	32.4999

Legg Mason Partners Variable Large Cap Value Portfolio	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	6,982,051.913	52.6775

	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	4,524,846.073	34.1386

	ING USA Annuity Life Insurance Co. Attn: Fund Accounting 1475 Dunwoody Drive West Chester, PA 19380	1,464,059.607	11.0459

Legg Mason Partners Variable International All Cap Growth Portfolio	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	4,859,740.854	48.8466

	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	4,289,566.047	43.1156

	ING USA Annuity Life Ins. Co. Attn: Fund Accounting 1475 Dunwoody Drive West Chester, PA 19380	599,943.110	6.0302

Legg Mason Partners Variable High Income Portfolio	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	23,444,387.053	66.6811

	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	10,594,132.601	30.1321

Legg Mason Partners Variable Social Awareness Stock Portfolio	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	2,380,521.187	72.5974

	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	24,156,489.42	27.0840

Legg Mason Partners Variable Large Cap Growth Portfolio	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	12,965,587.838	61.6694

	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	7,672,730.540	36.4945

Legg Mason Partners Variable Mid Cap Core Portfolio	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	5,546,183.022	73.8627

Portfolio	Shareholder Name/Address	Shares Held	Percent
	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	1,932,360.799	25.7347

Legg Mason Partners Variable Aggressive Growth Portfolio	MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 90027 Hartford, CT 06199-0027	39,068,367.595	53.0317

	MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	29,525,214.039	40.0777

	MetLife Investors USA Ins. Co. MetLife Investors USA Separate Account A 5 Park Plaza—Suite 1900 Irvine, CA 92614-2549	4,315,865.543	5.8583

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its then affiliates, including SBFM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested, including the Funds, and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim. Plaintiffs are scheduled to file their second consolidated amended complaint in the fourth quarter of 2006.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc., SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the Boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this SAI, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) at the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the Funds’ investment manager believes that this matter is not likely to have a material adverse effect on the Funds.

***

The foregoing speaks only as of the date of this Statement of Additional Information. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The Company’s Annual Reports for the fiscal year ended October 31, 2006 are incorporated herein by reference in their entirety. They were filed with the Securities and Exchange Commission on                      (Accession Numbers                                                               and                                         ).

APPENDIX A

RATINGS ON DEBT OBLIGATIONS

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa—Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in “Aaa” securities.

A—Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:    The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”)

AAA—Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” or “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-):    The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings:    The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L—The letter “L” indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+—Continuance of the rating is contingent upon S&P’s receipt of closing documentation confirming investments and cash flow.

*—Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement.

NR—Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Fitch, Inc. (“Fitch”)

AAA—Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

AA—Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

A—Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB—Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

B—Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

CCC, CC, C—Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

COMMERCIAL PAPER RATINGS

Moody’s

Issuers rated “Prime-1” (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated “Prime-2” (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

Fitch’s short-term ratings are as follows:

F1+—Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The “+” denotes an exceptionally strong credit feature.

F1—Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

F2—Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

APPENDIX B

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

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APPENDIX C

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Advisors1 (Clearbridge)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

[1]	ClearBridge Advisors comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

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In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

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APPENDIX D

PROXY VOTING POLICIES AND PROCEDURES OF WESTERN ASSET MANAGEMENT COMPANY AND WESTERN ASSET MANAGEMENT COMPANY LIMITED

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients

(or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

PART C: OTHER INFORMATION

Item 23. Exhibits

a.1 Articles of Incorporation dated as of February 18, 1994 is incorporated by reference to Exhibit 1(a) to the Registration Statement on February 23, 1994.

a.2 Amendment to Articles of Incorporation dated as of May 26, 1994 is incorporated by reference to Exhibit 1(b) to Pre-Effective Amendment No. 1 on June 10, 1994.

a.3 Amendment to Articles of Incorporation dated as of June 7, 1994 is incorporated by reference to Exhibit 1(c) to Pre-Effective Amendment No. 1 on June 10, 1994.

a.4 Amendment to Articles of Incorporation dated as of February 17, 1999 is incorporated by reference to Exhibit a.4 to Post-Effective Amendment No. 11 filed on February 26, 1999.

a.5 Amendment to Articles of Incorporation dated as of February 24, 1999 is incorporated by reference to Exhibit a.5 to Post-Effective Amendment No. 11 filed on February 26, 1999.

a.6 Amendment to Articles of Incorporation dated as of June 9, 1999 is incorporated by reference to Exhibit a.6 to Post-Effective Amendment No. 13 filed on February 25, 2000.

a.7 Articles Supplementary to Articles of Incorporation dated as of October 13, 1999 is incorporated by reference to Exhibit a.7 to Post-Effective Amendment No. 13 filed on February 25, 2000.

a.8 Articles Supplementary to Articles of Incorporation dated as of October 13, 1999 is incorporated by reference to Exhibit a.8 to Post-Effective Amendment No. 13 filed on February 25, 2000.

a.9 Amendment to Articles of Incorporation dated as of July 28, 2000 is incorporated by reference to Exhibit a.9 to Post-Effective Amendment No. 14 filed on February 28, 2001.

a.10 Amendment to Articles of Incorporation dated as of March 14, 2002 is incorporated by reference to Exhibit 9.10 to Post-Effective Amendment No. 17 filed on February 27, 2003.

a.11 Articles Supplementary to Articles of Incorporation dated as of May 28, 2003 is incorporated by reference to Exhibit a.11 to Post-Effective Amendment No. 20 filed on July 2, 2003.

a.12 Amendment to Articles of Incorporation dated as of July 1, 2003 is incorporated by reference to Exhibit a.12 to Post Effective Amendment No. 20 filed on July 2, 2003.

a.13 Articles Supplementary to Articles of Incorporation dated as of April 6, 2005 is incorporated by reference to Post-Effective Amendment No. 24, filed on April 13, 2005.

a.14 Amendment to Articles of Incorporation dated April 24, 2006 is incorporated by reference to the Legg Mason Partners Variable Portfolios III, Inc.’s (the “Registrant”) Registration Statement on Form N-14 filed on September 22, 2006.

a.15 Amendment to Articles of Incorporation dated December 14, 2006 is incorporated by reference to Post-Effective Amendment No. 31, filed on December 15, 2006.

a.16 Articles Supplementary dated December 14, 2006 is incorporated by reference to Post-Effective Amendment No. 31, filed on December 15, 2006.

b.1 Bylaws of the Registrant are incorporated by reference to Exhibit 2 to Pre-Effective Amendment No. 1 on June 10, 1994.

b.2 Amended and Restated By-Laws of the Registrant dated as of March 21, 2003, are incorporated by reference to Post-Effective Amendment No. 24, filed on April 13, 2005.

c. Not applicable

d.1 Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable Large Cap Growth Portfolio and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated by reference to the Registrant’s Registration Statement on Form N-14 filed on September 22, 2006.

d.2 Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable Aggressive Growth Portfolio and LMPFA is incorporated by reference to Post-Effective Amendment No. 29 filed on October 6, 2006.

d.3 Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable High Income Portfolio and LMPFA is filed herewith.

d.4 Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable International All Cap Growth Portfolio and LMPFA is filed herewith.

d.5 Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable Large Cap Value Portfolio and LMPFA is filed herewith.

d.6 Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable Mid Cap Core Portfolio and LMPFA is filed herewith.

d.7 Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable Money Market Portfolio and LMPFA is filed herewith.

d.8 Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable Social Awareness Stock Portfolio and LMPFA is filed herewith.

d.9 Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable Adjustable Rate Income Portfolio and LMPFA is filed herewith.

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d.10 Subadvisory Agreement dated August 1, 2006 between LMPFA and CAM North America LLC (“CAM NA”), with respect to the Registrant on behalf of Legg Mason Partners Variable Large Cap Growth Portfolio is incorporated by reference to the Registrant’s Registration Statement on Form N-14 filed on September 22, 2006.

d.11 Subadvisory Agreement dated August 1, 2006 between LMPFA and CAM NA, with respect to the Registrant on behalf of Legg Mason Partners Variable Aggressive Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 29 filed on October 6, 2006.

d.12 Subadvisory Agreement dated August 1, 2006 between LMPFA and Western Asset Management Company (“WAM”), with respect to the Registrant on behalf of Legg Mason Partners Variable High Income Portfolio is filed herewith.

d.13 Subadvisory Agreement dated August 1, 2006 between LMPFA and CAM NA, with respect to the Registrant on behalf of Legg Mason Partners Variable International All Cap Growth Portfolio is filed herewith.

d.14 Subadvisory Agreement dated August 1, 2006 between LMPFA and CAM NA, with respect to the Registrant on behalf of Legg Mason Partners Variable Large Cap Value Portfolio is filed herewith.

d.15 Subadvisory Agreement dated August 1, 2006 between LMPFA and CAM NA, with respect to the Registrant on behalf of Legg Mason Partners Variable Mid Cap Core Portfolio is filed herewith.

d.16 Subadvisory Agreement dated August 1, 2006 between LMPFA and WAM, with respect to the Registrant on behalf of Legg Mason Partners Variable Money Market Portfolio is filed herewith.

d.17 Subadvisory Agreement dated August 1, 2006 between LMPFA and CAM NA, with respect to the Registrant on behalf of Legg Mason Partners Variable Social Awareness Stock Portfolio is filed herewith.

d.18 Subadvisory Agreement dated August 1, 2006 between LMPFA and WAM, with respect to the Registrant on behalf of Legg Mason Partners Variable Adjustable Rate Income Portfolio is filed herewith.

e.1 Form of Distribution Agreement between Registrant and Salomon Smith Barney Inc. is incorporated by reference to Exhibit e.3 to Post-Effective Amendment No. 14 filed on February 28, 2001.

e.2 Amendment to Distribution Agreement dated December 1, 2005 between Registrant and Citigroup Global Markets Inc. is incorporated by reference to Post-Effective Amendment No. 27, filed on December 30, 2005.

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e.3 Distribution Agreement dated December 1, 2005 between Registrant and Legg Mason Investor Services, LLC is incorporated by reference to Post-Effective Amendment No. 27, filed on December 30, 2005.

f. Not applicable.

g. Custodian Services Agreement with State Street Bank & Trust Company dated January 1, 2006, is incorporated by reference to Post-Effective Amendment No. 28 filed on February 28, 2006.

h.1 License Agreement dated December 1, 2005 between Registrant and Citigroup Inc. is incorporated by reference to Post-Effective Amendment No. 27, filed on December 30, 2005.

h.2 Transfer Agency and Services Agreement with PFPC, Inc., dated January 1, 2006 is incorporated by reference to Post-Effective Amendment No. 28 filed on February 28, 2006.

i.1 Opinion and Consent of Sullivan & Cromwell is incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 1 on June 10, 1994.

i.2 Opinion of Willkie Farr & Gallagher LLP dated December 15, 2006 is incorporated by reference to Post-Effective Amendment No. 31, filed on December 15, 2006.

i.3 Opinion of Venable LLP dated December 15, 2006 is incorporated by reference to Post-Effective Amendment No. 31, filed on December 15, 2006.

j.1 Consent of Independent Registered Public Accounting Firm to be filed by amendment.

j.2 Power of Attorney dated September 19, 2006 is incorporated by reference to Post-Effective Amendment No. 29 filed on October 6, 2006.

k. Not applicable.

l. Subscription Agreement between Registrant and The Travelers, Inc. is incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 filed on December 29, 1994.

m.1 Distribution Plan for Non-Designated shares of the SB Adjustable Rate Income Portfolio is incorporated by reference to Post-Effective Amendment No. 28 filed on February 28, 2006.

m.2 Form of Amended Shareholder Services and Distribution Plan pursuant to Rule 12b-1 as of December 1, 2005 is incorporated by reference to Post-Effective Amendment No. 28 filed on February 28, 2006.

m.3 Form of Amended Shareholder Services and Distribution Plan for Class II Shares is incorporated by reference to Post-Effective Amendment No. 31, filed on December 15, 2006.

n. Rule 18f-3 Multiple Class Plan for Legg Mason Partners Variable Aggressive Growth Portfolio and Legg Mason Partners Variable Large Cap Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 31, filed on December 15, 2006.

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o. Not Applicable

p.1 Code of Ethics Salomon Smith Barney Inc. is incorporated by reference to Exhibit P.6 filed on February 27, 2003.

p.2 Code of Ethics - Legg Mason Investor Services, LLC dated December 1, 2005 is incorporated by reference to Post-Effective Amendment No. 27, filed on December 30, 2005.

p.3 Code of Ethics of Citigroup Asset Management-North America and Certain Registered Investment Companies as amended September 13, 2005 is incorporated by reference to Post-Effective Amendment No. 27, filed on December 30, 2005.

p.4 Code of Ethics of WAM is incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement of Legg Mason Partners Income Funds (Reg. 2-96408), filed on September 20, 2006.

Item 24. Persons Controlled by or Under Common Control with Registrant.

The Registrant is not controlled directly or indirectly by any person. Information with respect to the Registrant’s investment manager and each subadviser is set forth under the caption “Management” in the prospectus included in Part A of this Amendment to the Registration Statement on Form N-1A.

Item 25. Indemnification.

Reference is made to ARTICLE IX of Registrant’s Charter for a complete statement of its terms.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Reference is made to paragraph 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (the “CGMI Distribution Agreement”), paragraph 7 of the Amendment to the CGMI Distribution Agreement and paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC.

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Item 26. Business and Other Connections of the Manager.

(a) Investment Adviser — LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Subadviser — WAM was organized under the laws of the State of California as a company. WAM is an indirect wholly-owned subsidiary of Legg Mason.

WAM is registered as an investment adviser under the Advisers Act. The list required by this Item 26 of officers and directors of WAM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of FORM ADV filed by WAM pursuant to the Advisers Act (SEC File No. 801-8162).

Subadviser — CAM N.A. was formed in 2005 under the laws of the State of Delaware as a limited liability company. CAM N.A. is a direct wholly-owned subsidiary of Legg Mason.

CAM N.A. is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this item 26 of officers and directors of CAM N.A. together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by CAM N.A. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-64710).

Item 27. Principal Underwriters

(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust. II, CitiFunds Trust. I, Salomon Funds Trust., Legg Mason Partners Variable Portfolios V, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Variable Portfolios III, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust., Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Legg Mason Partners Variable Portfolios I Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust., Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging

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Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolio II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipal Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Investment Trust, Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Variable Portfolios III, Inc., and various series of unit investment trusts.

LMIS, a distributor of the Registrant is also a distributor of the following funds:

Legg Mason Partners Trust II

CitiFunds Trust I

Salomon Funds Trust

Legg Mason Partners Variable Portfolios V

CitiFunds Premium Trust

CitiFunds Institutional Trust

CitiFunds Trust III

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Variable Portfolio IV

Legg Mason Partners Investment Series

Consulting Group Capital Markets Funds

High Income Opportunity Fund Inc.

Intermediate Muni Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Investment Trust

Real Estate Income Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Portfolio Inc.

Citigroup Investments Corporate Loan Fund Inc.

Zenix Income Fund Inc.

Salomon Brothers Capital Fund Inc.

Salomon Brothers Investors Value Fund Inc.

Salomon Brothers Fund Inc.

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Salomon Brothers Institutional Series Fund Inc.

Salomon Brothers Series Funds Inc.

Legg Mason Partners Variable Portfolios I

Salomon Brothers Opportunity Fund Inc.

Salomon Brothers 2008 Worldwide Government Term Trust

Salomon Brothers High Income Fund Inc.

Salomon Brothers High Income Fund II Inc.

Salomon Brothers Emerging Markets Income Fund Inc.

Salomon Brothers Emerging Markets Income Fund II Inc.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Salomon Brothers Global High Income Fund Inc.

Salomon Brothers Emerging Markets Debt Fund Inc.

Salomon Brothers Capital and Income Fund Inc.

Salomon Brothers Inflation Management Fund Inc.

Salomon Brothers Variable Rate Strategic Fund Inc.

Salomon Brothers Global Partners Income Fund Inc.

Salomon Brothers Municipal Partners Fund Inc.

Salomon Brothers Municipal Partners Fund II Inc.

Legg Mason Partners Variable Portfolios II

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners Equity Funds

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Funds, Inc.

Legg Mason Partners Income Funds

Smith Barney Institutional Cash Management Fund, Inc.

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Massachusetts Municipal Fund

Legg Mason Partners New Jersey Municipals Fund, Inc.

Smith Barney Money Funds, Inc.

Legg Mason Partners Municipal Funds

Smith Barney Municipal Money Market Fund, Inc.

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Sector Series Inc.

Legg Mason Partners Variable Portfolios III

Legg Mason Cash Reserve Trust, Inc.

Legg Mason Charles Street Trust, Inc.

Legg Mason Global Trust, Inc.

Legg Mason Growth Trust, Inc.

Legg Mason Income Trust, Inc.

Legg Mason Investment Trust, Inc.

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Legg Mason Investors Trust, Inc.

Legg Mason Light Street Trust, Inc.

Legg Mason Special Investment Trust, Inc.

Legg Mason Tax Exempt Trust, Inc.

Legg Mason Tax-Free Income Fund

Legg Mason Value Trust, Inc.

Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177):

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve—Managing Director

Mark R. Fetting—Managing Director

D. Stuart Bowers—Vice President

W. Talbot Daley—Vice President

Thomas J. Hirschmann—Vice President

Joseph M. Furey—General Counsel and Chief Compliance Officer

Ronald Holinsky—Counsel

Robert E. Patterson—Counsel

Theresa M. Silberzahn—Chief Financial Officer

Elisabeth F. Craig—AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records

With respect to the Registrant’s Investment Manager:

(1)	c/o Legg Mason Partners Fund Advisor, LLC

399 Park Avenue

New York, NY 10022

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With respect to the Registrant’s Subadvisers:

(2)	c/o Western Asset Management Company

399 Park Avenue

New York, NY 10022

(3)	c/o CAM North America, LLC

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

With respect to the Registrant’s Transfer Agent:

(5)	PFPC, Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributors:

(6)	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(7)	PFS Investments, Inc.

3120 Breckinridge Blvd

Duluth, GA 30099-0062

(8)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

Item 29. Management Services

Not Applicable.

Item 30. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”), as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 28 day of December, 2006.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chairman of the Board, President and
Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ R. Jay Gerken R. Jay Gerken	Chairman of the Board, President and Chief Executive Officer	December 28, 2006

/s/ Frances Guggino Frances Guggino	Treasurer, Chief Financial and Accounting Officer	December 28, 2006

/s/ Michael Gellert* Michael Gellert	Director	December 28, 2006

/s/ Robert A. Frankel* Robert A. Frankel	Director	December 28, 2006

/s/ Rainer Greeven* Rainer Greeven	Director	December 28, 2006

/s/ Susan Heilbron* Susan Heilbron	Director	December 28, 2006

*By:	/s/ R. Jay Gerken
R. Jay Gerken, Attorney-in-Fact

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

d.3	Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable High Income Portfolio and LMPFA.

d.4	Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable International All Cap Growth Portfolio and LMPFA.

d.5	Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable Large Cap Value Portfolio and LMPFA.

d.6	Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable Mid Cap Core Portfolio and LMPFA.

d.7	Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable Money Market Portfolio and LMPFA.

d.8	Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable Social Awareness Stock Portfolio and LMPFA.

d.9	Management Agreement dated August 1, 2006 between the Registrant on behalf of Legg Mason Partners Variable Adjustable Rate Income Portfolio and LMPFA.

d.12	Subadvisory Agreement dated August 1, 2006 between LMPFA and Western Asset Management Company (“WAM”), with respect to the Registrant on behalf of Legg Mason Partners Variable High Income Portfolio.

d.13	Subadvisory Agreement dated August 1, 2006 between LMPFA and CAM NA, with respect to the Registrant on behalf of Legg Mason Partners Variable International All Cap Growth Portfolio.

d.14	Subadvisory Agreement dated August 1, 2006 between LMPFA and CAM NA, with respect to the Registrant on behalf of Legg Mason Partners Variable Large Cap Value Portfolio.

d.15	Subadvisory Agreement dated August 1, 2006 between LMPFA and CAM NA, with respect to the Registrant on behalf of Legg Mason Partners Variable Mid Cap Core Portfolio.

d.16	Subadvisory Agreement dated August 1, 2006 between LMPFA and WAM, with respect to the Registrant on behalf of Legg Mason Partners Variable Money Market Portfolio.

d.17	Subadvisory Agreement dated August 1, 2006 between LMPFA and CAM NA, with respect to the Registrant on behalf of Legg Mason Partners Variable Social Awareness Stock Portfolio.

d.18	Subadvisory Agreement dated August 1, 2006 between LMPFA and WAM, with respect to the Registrant on behalf of Legg Mason Partners Variable Adjustable Rate Income Portfolio.

1